United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-8061

Diamond Hill Funds

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Address of principal executive offices)  (Zip code)

James F. Laird, 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)

Registrant's telephone number, including area code: (614) 255-3333

Date of fiscal year end: 12/31

Date of reporting period: 12/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, Washington, DC 20549-0102. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Diamond Hill Funds Annual Report

This material must be preceded or
accompanied by a current prospectus.

Annual Report

December 31,	SMALL CAP FUND
2007	SMALL-MID CAP FUND
LARGE CAP FUND
SELECT FUND
LONG-SHORT FUND
FINANCIAL LONG-SHORT FUND
STRATEGIC INCOME FUND
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Table of Contents
Letter to Shareholders	1
Mission Statement, Pledge, and Fundamental Principles	3
Management Discussion of Fund Performance
Diamond Hill Small Cap Fund	6
Diamond Hill Small-Mid Cap Fund	9
Diamond Hill Large Cap Fund	11
Diamond Hill Select Fund	13
Diamond Hill Long-Short Fund	15
Diamond Hill Financial Long-Short Fund	17
Diamond Hill Strategic Income Fund	20
Financial Statements
Schedules of Investments	22
Statements of Assets & Liabilities	35
Statements of Operations	37
Statements of Changes in Net Assets	38
Schedule of Capital Share Transactions	40
Financial Highlights	42
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	58
Other Items	59
Schedule of Shareholder Expenses	60
Management of the Trust	62

CAUTIONARY STATEMENT

At Diamond Hill, we pledge that, “we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.”  Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term.  While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate.  Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds.  We cannot assure future results.  You should not place undue reliance on forward-looking statements, which speak only as of the date of this report.  We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.  This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus.  Please read the Prospectus carefully for a discussion of fees, expenses, and risks.  Current performance may be lower or higher than that quoted herein.  You may obtain a current copy of the Prospectus or more current performance information by calling 1-888-226-5595 or at Diamond Hill’s website (www.diamond-hill.com).

Letter to Shareholders

Dear Fellow Shareholders:

We are pleased to provide you with this year end update for the Diamond Hill Funds.  Our focus remains on seeking out investment opportunities where the price-to-intrinsic value relationship provides an opportunity to earn an attractive rate of return while also providing a margin of safety. The following table summarizes the performance of the Diamond Hill Class A shares relative to their benchmarks as of December 31, 2007.

			Total Return
	NAV 12/31/07	Three Months Ended 12/31/07	Six Months Ended 12/31/07	One Year Ended 12/31/07	Three Years Ended 12/31/07	Five Years Ended 12/31/07	Ten Years Ended 12/31/07	Since Inception	Inception Date

Small Cap Fund (DHSCX)	22.53	-4.17%	-9.23%	-3.79%	5.15%	17.68%		14.60%	12/29/00
Russell 2000		-4.57%	-7.52%	-1.55%	6.80%	16.24%		8.13%
Small-Mid Cap Fund (DHMAX)	10.50	-3.48%	-6.97%	-0.91%				4.31%	12/31/05
Russell 2500		-4.31%	-6.72%	1.38%				8.51%
Large Cap Fund (DHLAX)	16.25	-2.01%	-0.14%	5.42%	12.12%	17.63%		9.43%	6/29/01
Russell 1000		-3.23%	-1.31%	5.77%	9.08%	13.43%		4.77%
Select Fund (DHTAX)	10.61	-2.49%	-0.77%	5.63%				9.57%	12/31/05
Russell 3000		-3.35%	-1.84%	5.13%				10.29%
Long-Short Fund (DIAMX)	18.40	0.86%	3.37%	3.14%	13.56%	16.03%		10.00%	6/30/00
Russell 1000		-3.23%	-1.31%	5.77%	9.08%	13.43%		2.21%
Morningstar TM Long-Short Category Average		-0.33%	-0.32%	4.50%	5.69%	7.39%		5.01%
Financial Long-Short Fund (BANCX)	16.20	-14.39%	-17.83%	-17.05%	-1.09%	9.87%	8.13%	10.05%	8/1/97
S&P 1500 Supercomposite Financials (A)		-14.03%	-17.64%	-18.32%	1.18%	8.79%	4.97%	5.57%
Strategic Income Fund (DSIAX)	10.41	-5.23%	-7.46%	-4.78%	2.45%	6.88%		7.44%	9/30/02
Merril Lynch Domestic Master Index		3.11%	6.16%	7.17%	4.66%	4.49%		4.58%
Source:  Diamond Hill Funds, Bloomberg LP and Frank Russell Company
Returns are shown without sales charges but include all other expenses.  Returns greater than one year are annualized.
(A)	Returns for the S&P 1500 Supercomposite Financials are price change only before November 29, 2001 and total return thereafter.

Equity Markets

The year 2007 was a difficult period for investors. During the year, we saw the buyout market heat up dramatically and then fizzle out. We saw credit spreads fall to very narrow levels, only to increase substantially by year end. For the first time in many years, concerns over inflation began to emerge, partially reflected in the high price of oil and gold, as well as the substantial devaluation of the U.S. dollar. Most disturbing for financial market participants were the mortgage meltdown and the associated fallout in the structured securities market (mortgage backed securities, CDOs, leveraged hedge funds, etc.). Look no further than the implosion in certain financial stocks (mortgage originators, large securities firms, bond insurers, and mortgage insurers) to see how deep the concerns have become. This “credit crisis” may have important consequences for the economy. For many years, investors have incorrectly predicted the “death of the U.S. consumer.” Easy credit, low savings rates and significant home equity extraction sustained consumer spending. One must now wonder if the credit crisis will impact consumers’ access to credit, which would impact the contribution of consumer spending to the U.S. economy, and the economies of our trading partners. Either way, one can have a healthy debate about whether credit driven consumption is in the long-term best interest of the U.S. economy.

The major U.S. indices had mixed results in 2007, with large cap stocks generating mediocre performance (S&P 500) up 5.5%. Mid-cap stocks (S&P 400) outperformed large cap stocks, rising 8%. Small cap stocks (S&P 600) were down fractionally. Digging a little deeper into market returns, in 2007 there was a strong style bias with “growth” stocks comfortably outperforming “value” stocks. In 2007, “factors” that were rewarded by the market included price momentum, earnings revisions, earnings growth, market cap, and the percentage of sales from foreign markets. One of the worst factors for 2007 was valuation. Diamond Hill focuses on our estimate of intrinsic value, which incorporates growth and value considerations. Nonetheless, performance in 2007 was better than what one might think given the aforementioned market context.

Diamond Hill Funds Annual Report December 31, 2007	Page 1

The performance of our equity funds in 2007 was mixed. Our funds with a bias towards large cap stocks (Long-Short, Large Cap and Select) had positive absolute returns. While positive for the year, Long-Short underperformed its long only benchmark, and its peers. In the Long-Short fund, we estimate that our longs outperformed our long only benchmark, while our aggregate short positions offset some of that performance. The Large Cap fund slightly underperformed its benchmark (which has growth and value stocks in it) but easily outperformed its value peers. The Select Fund outperformed its benchmark and peer group for the year. Our two funds with a bias towards mid cap and small cap stocks had negative absolute returns in 2007. The Small-Mid Cap fund trailed its index and its peer group. The Small Cap fund trailed its index, but outperformed its peer group. The performance of the Diamond Hill Financial Long-Short Fund reflected the difficulties created by the housing downturn and the associated financial debacle. The fund, while negative on a total return basis, outperformed its benchmark while trailing its peer group.

At various times during the past few years, we’ve expressed our concerns over the sustainability of earnings growth, the agency risk in the investment management business, and the shift from greed to fear in the financial markets. We’ve also talked about how investment managers are often defined by how they handle adversity. The current market environment is putting many to the test. We remain singularly focused on intrinsic value, which is driven by our estimate of normalized earnings and the 5 year estimated growth in those earnings. We continue to believe that our long term time horizon is a significant advantage vs. the market and our peers. Could the market go lower? We think that is the wrong question. The question we think makes more sense is, “For a long-term investor, do the current return opportunities compensate an investor for the risks he is taking?” We would like to close with an interesting observation. As of January 25, 2008, the date of this letter, the total return on the S&P 500 since its peak on March 24, 2000 is now negative. That is nearly eight years of negative returns (on a compound annual basis), and that is unusual. To us, this is not the time to focus on the negative. Rather, it is a time to look for opportunities in the market. In fact, we are finding more opportunities in the market than we have in some time. We are confident that our long-term focus will allow us to take advantage of the values created in a market that is currently gripped by fear.

Fixed Income Markets

Credit risk in the fixed income markets was an issue as well as problems in the sub-prime mortgage markets. These issues surfaced in spades in the second half of 2007, and the results have been more restrictive lending standards on the part of lenders, a dramatic slowdown in consumer spending, massive write-offs by the financial community and an increased skepticism of the value of risk assets. The Federal Reserve has begun a campaign to lower interest rates and provide liquidity to the financial system. While they will eventually be successful in stabilizing markets, many feel that they have been too slow to react and that they have a long way to go.

Our focus is on those factors that would indicate to us that the impending economic and credit downturn is fully discounted in the prices of the securities in which we invest. The frequency and magnitude of losses in the financial sector continue to accelerate, but we believe that we are getting closer to the point of maximum pain. Importantly, much of the losses have been offset by private equity and hybrid equity capital infusions and, to a lesser extent, dividend cuts. The Federal Reserve signaled that it is willing to more aggressively move the fed funds rate towards the two-year Treasury yield and, with increasingly weak economic data points likely in coming months, we can expect continued lower interest rates in the short end of the yield curve. There also seems to be some support building for a short-term fiscal response to the weak economy. It remains to be seen what that package might include and when it might become effective.

We are encouraged by our prospects over a long-term horizon. In the near term, we expect to face continued volatility, as the market struggles to discount a very uncertain outlook.

We thank you for your continued commitment to our investment philosophy. As fellow shareholders, we will work hard to continue to earn your trust.

Diamond Hill Capital Management, Inc.

Bill C. Dierker, CFA
Assistant Portfolio Manager

Page 2	Diamond Hill Funds Annual Report December 31, 2007

Mission Statement, Pledge and Fundamental Principles

Mission
The mission of Diamond Hill is to serve our clients through a disciplined intrinsic-value-based approach to investing, while maintaining a long-term perspective, and aligning our interests with those of our clients.

To successfully pursue our mission, we are:

COMMITTED to the Graham-Buffett investment philosophy, with goals (over 5-year rolling periods) to outperform benchmarks and our peers, and achieve absolute returns sufficient for risk of asset class.

DRIVEN by our conviction to create lasting value for clients and shareholders.

MOTIVATED through ownership of Diamond Hill funds and company stock.

Investment Philosophy	At Diamond Hill, the investment philosophy, which is rooted in the teachings of Benjamin Graham and the methods of Warren Buffett, drives the investment process — not the opposite.

Most simply, we invest in a company when its market price is at a discount to our appraisal of the intrinsic value of the business (or at a premium for short positions).

There are four guiding principles to our investment philosophy:
Treat every investment as a partial ownership interest in that company
Invest with protection of capital, as well as return on capital, in mind
Have a long-term investment temperament
Recognize that market price and intrinsic value converge over time

“Investment is most intelligent when it is most businesslike.”

— BENJAMIN GRAHAM

Pledge	Consistent with our mission & investment philosophy, we pledge the following to all of our clients:

Our investment discipline is to assess the economics of the underlying business, its management, and the price that must be paid to own a piece of it. We seek to concentrate our investments in businesses that are available at prices below intrinsic value (at a premium for short positions) and are managed or controlled by trustworthy and capable people. Benjamin Graham pioneered this discipline during the 1930s and many others have practiced it with great success ever since, most notably Warren Buffett.

We will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.

Our investment team will be comprised of people with integrity, sound experience and education, in combination with a strong work ethic and independence of thought. Especially important is that each possesses the highest level of character, business ethics and professionalism.

Our employees will enjoy a working environment that supports professional and personal growth, thereby enhancing employee satisfaction, the productivity of the firm and the experience of our clients.

Diamond Hill Funds Annual Report December 31, 2007	Page 3

“Invest With Us” means we will invest the capital you entrust to us with the same care that we invest our own capital. To this end, Diamond Hill employees and affiliates are significant investors in the same portfolios in which our clients invest and are collectively the largest shareholders in the Diamond Hill Funds. In addition, all Diamond Hill employees are subject to a Code of Ethics, which states that all personal investments must be made in a Diamond Hill fund, unless approved by our Chief Compliance Officer.

Our	Valuation
fundamental
investment principles	Every share of stock has an intrinsic value that is independent of its current stock market price.

At any point in time, the stock market price may be either significantly higher or lower than intrinsic value.

Over short periods of time, as evidenced by extreme stock market volatility, the stock market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While stock market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

Over sufficiently long periods of time, five years and longer, the stock market price tends to converge with intrinsic value.

Calculating Intrinsic Value Estimate

We believe that we can determine a reasonable approximation of that intrinsic value in some cases.

That value can be determined if we have a reasonable basis for projecting the future cash flows of a business and use an appropriate discount rate.

In estimating intrinsic value, we use an interdisciplinary approach. Not only do we perform financial modeling including discounted cash flow, private market value, and leveraged buyout analyses, we draw from other areas we believe are relevant to our investment decision-making. These include economics, statistics and probability theory, politics, psychology, and consumer behavior.

In short, we do not want to exclude from our thinking anything that can help us forecast future cash flows, our most important as well as most difficult job.

The Diamond Hill investment process continually compares market price to our estimate of intrinsic value, which is updated over time as new information arises.

Suitable Investments

We only invest in a business when the stock market price is lower than our conservative assessment of per share intrinsic value (or at a premium for short positions).

We concentrate our investments in businesses whose per share intrinsic value is likely to grow. To achieve this, we assess the underlying economics of the businesses in which we invest and the industries and markets in which they participate. We seek to invest in businesses that possess a competitive advantage and significant growth prospects as well as outstanding managers and employees.

Every business in which we invest is “handicapped” by its price. While we would prefer to own only great businesses with superior managers, there are very few businesses that satisfy those criteria and additionally are available at attractive prices. As a result, we may invest in less attractive businesses at more than attractive prices. Depending on the price that we pay, our returns from less than ideal businesses may be even better than our returns from ideal businesses.

Page 4	Diamond Hill Funds Annual Report December 31, 2007

Risk & Return

We intend to achieve our return from both the closing of the gap between our purchase price and intrinsic value and the growth in per share intrinsic value. For short positions, a growing intrinsic value may shorten the holding period.

We do not define risk by price volatility. We define risk as the possibility that we are unable to obtain the return of the capital that we invest as well as a reasonable return on that capital when you need the capital for other purposes. If your time horizon is less than five years, then you should not invest that capital in the stock market.

Our fundamental strategic income principles
Yield & Return

The primary goal for our strategic income strategy is to generate a yield greater than the current rate of inflation without bearing undue credit or interest rate risk. However, we cannot guarantee any specific yield.

We balance our income objective with a focus on total return. Over five-year rolling periods, our objective is to earn equity-like returns in the income markets with lower year-to-year volatility and more importantly, a much lower risk of permanent loss of capital.

“You simply have to behave according to what is rational than according to what is fashionable.”

— WARREN BUFFETT

Diamond Hill Funds Annual Report December 31, 2007	Page 5

Diamond Hill Small Cap Fund
Performance Update

Results (Class A) Since Inception*

	Year Ended 12/31/07	Five Years Ended 12/31/07	Since 12/29/00 Inception
Diamond Hill Small Cap Fund (DHSCX)	(3.79%)	17.68%	14.60%
Russell 2000 Index	(1.55%)	16.24%	8.13%
*	The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

Portfolio Commentary

R.H. Dillon, CFA Co-Portfolio Manager

Thomas P. Schindler, CFA Co-Portfolio Manager

Christopher A. Welch, CFA Assistant Portfolio Manager

The Diamond Hill Small Cap Fund - Class A returned a negative 3.79% in 2007, trailing the Russell 2000 return of negative 1.55%. The trailing 3-year annualized return of 5.15% also falls below the Russell 2000 Index comparable return of 6.80% while the trailing 5-year return of 17.68% exceeds the comparable Russell 2000 return of 16.24%, reflecting both strong absolute and relative performance in calendar years 2003 and 2004 and thus for the five year period overall.

In several ways, 2007 reversed longer-term trends in the marketplace. First, larger capitalization stocks meaningfully outperformed smaller capitalization stocks. Many market commentators have called for this to occur for the past several years citing among other things the length of time of the small cap outperformance cycle, large cap valuations becoming more compelling vis-à-vis small cap, and the benefits of greater multinational exposure as the U.S. economic growth lags global economic growth and the U.S. dollar has weakened relative to most major currencies. We have not disagreed with many of these sentiments, but 2007 has been the first calendar year these macro views have translated to a successful asset allocation call. Second, stocks generally categorized as “growth” outperformed those categorized as “value.” While we do not like to become preoccupied by these labels, because of the respective weighting in various style indices, this is generally stating the obvious fact that financials and consumer discretion fared very poorly in the stock market while information technology and healthcare fared relatively well. Third, while the Federal Reserve Bank had previously been raising short-term rates in order to return to something akin to a “neutral” monetary policy stance in the past several years, events in the credit markets caused a reversal at the Fed, which has begun to aggressively ease rates in an attempt to stimulate the U.S. economy as well as calm market participants who have rediscovered risk and demanded higher spreads to compensate them for that risk.

On the positive side, our investments in the energy sector were again positive contributors to returns in 2007 after a relatively poor 2006. Oil prices once again rose substantially year-over-year, while natural gas prices were flattish. Our energy holdings as a group have been much larger than the index and individual positions including Helmerich & Payne (a 4.4% position on 12/31/2007), Cimarex (4.6%), and Encore Acquisition (4.4%) are the largest in the Fund. With the exception of Lufkin Industries (1.5%) but including the now eliminated Tidewater, our energy stocks returned in a range of 17% to 65% in 2007. In 2006, many exploration and production companies experienced cost increases, primarily labor and equipment, leading to margin pressure. In 2007, revenue growth has been strong as a result of either the higher price for oil or production increases or both, leading to positive gains in year-over-year earnings at the same time valuations on trailing basis are in most cases well below the market in general.

Financial news in the second half of 2007 was dominated by developments in the housing and credit markets. The crux of the problem has been the coincidence of poor underwriting standards and now declining home prices. In the first part of this decade, housing prices appreciated well above historic norms, and at unprecedented rates in many markets, particularly the coasts. Factors contributing to higher home prices were the expansion of credit both from low interest rates (an outgrowth of the Fed’s policy to lower rates and narrower spreads due to lower risk premiums) and looser lending standards (higher percentage loan-to-value, the increasing share of adjustable rate, interest-only, stated income, and other “products” which many previously unqualified including “subprime” borrowers into the market) and market psychology. Now as defaults and foreclosure rates have skyrocketed, credit losses and provisions for future losses have increased.

Page 6	Diamond Hill Funds Annual Report December 31, 2007

While our portfolio had less in financials than the Russell 2000 Index, our holdings were impacted negatively. There were three financial holdings subject to acquisitions, First Charter, MAF Bancorp, and Eagle Hospitality that contributed positively to returns. Each of the other financial holdings declined during the year, in many cases substantially. One other holding, MoneyGram (1.0%), also experienced a substantial decline in its stock as a result of its investments in asset backed securities. This was particularly disappointing since the vast majority of the company’s value was represented by the money transfer business which is fee based and growing quite rapidly. The company also processed official checks for financial institutions which gave rise to a float-based portfolio that was the source of funds for the losing investments.

The other sector of the market which performed particularly poorly was consumer discretion. Spending has suffered in part due to the inability of consumers to utilize their homes as a source of cash. There has long been concern over the condition of household balance sheets, which while in the previous years had not led to a meaningful slowdown in consumer spending, may be finally taking its toll. In our Fund, a few retailers were notable examples. Finish Line, in addition to fundamental weakness, made a terrible offer to acquire Genesco, a company twice its market cap at very near the peak of the market in June. The offer consisted of cash to be financed nearly entirely by UBS. The merger is now tied up in the courts, but we have since sold our position at a considerable loss. Also, Charming Shoppes (0.9%), a retailer catering to plus size women, experienced lower earnings and subsequent stock price. Even auto retailer Penske Automotive (1.4%), which focuses nearly entirely on foreign nameplates including luxury automakers BMW and Mercedes, experienced a meaningful stock price decline despite continued solid earnings.

Industrial companies were a mixed lot in 2007. Lincoln Electric (1.8%), Kaydon (1.6%), and Toro (2.8%) all appreciated 17% or more. On the other hand, railcar companies Greenbrier (0.6%) and Trinity (1.1%) each declined more than 20% for the full year, mitigated by partial sales we made at higher prices during the year. Orders for most types of railcars declined this year and competition is intense, but backlogs remain reasonably healthy. Finally, AirTran (2.2%) and Frontier Airlines (0.4%) both declined during the year as higher fuel prices offset much of the improved revenues and traffic the industry experienced.

Thank you for your support, and we look forward to working with you in the coming years.

R. H. Dillon, CFA	Thomas P. Schindler, CFA	Christopher A. Welch, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2007	Page 7

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Small Cap Fund - Class A(A) and the Russell 2000 Index

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on December 29, 2000.

Past performance is no guarantee of future results.  The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments

The table below provides the Small Cap Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	18%
Consumer Staples	6%
Energy	24%
Financial	15%
Health Care	2%
Industrial	14%
Information Technology	2%
Materials	1%
Utilities	5%
Cash and Cash Equivalents	13%
100%

Page 8	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Small-Mid Cap Fund
Performance Update

Results (Class A) Since Inception*

	Year Ended 12/31/07	Since 12/31/05 Inception
Diamond Hill Small-Mid Cap Fund	(0.91%)	4.31%
Russell 2500 Index	1.38%	8.51%
*	The Fund return excludes any sales charges but includes all other expenses. Standard returns are disclosed on the following page.

Portfolio Commentary

Christopher A. Welch, CFA Portfolio Manager

Christopher M. Bingaman, CFA Assistant Portfolio Manager

Thomas P. Schindler, CFA Assistant Portfolio Manager

The Diamond Hill Small-Mid Cap Fund Class A load-waived shares returned negative 0.91% in 2007. This figure trailed the positive 1.38% return of the Russell 2500 Index. Given the 12/30/05 inception date, the fund does not yet have a performance record for 3 or 5 years.

One factor that negatively impacted the fund’s returns was the market’s emphasis on growth, and the corresponding poor returns to valuation, in 2007. The Russell 2500 Growth Index returned positive 9.7% compared to the negative 7.3% return of the Russell 2500 Value Index. While we use the style-neutral Russell 2500 Index as our benchmark, our stock selection process places a large emphasis on valuation, and that emphasis did not provide favorable results over the last 12 months. Valuation historically has proven to have little use as an indicator of short-term stock price movements, but it tends to be correlated with better performance over longer time periods such as 5 years.

Our energy holdings were strong contributors to performance during the year. We maintained a large weight in the sector throughout the period and were rewarded by our individual stock selections, led by greater than 55% returns in each of Helmerich & Payne (a 4.2% position on 12/31/2007), Noble Energy (2.2%) and Southwestern Energy (1.7%). The threat of domestic and possibly global recession is clearly a risk to energy stocks. However, we believe that the long-term fundamentals of the companies, the tight global supply-demand balance, and the increasing challenge in not only replacing declining production, but also adding new supplies of oil and natural gas to meet growing worldwide demand, support an attractive outlook over the next five years for our energy stocks. Energy continues to be our largest sector weight in the portfolio.

The strength in our energy stocks was offset by weakness in holdings in the consumer discretionary and financial sectors. Many of our retail industry investments fell significantly due to economic pressure on consumer spending as well as, in some cases such as Finish Line, company-specific issues. Financial stocks, in our case led by regional banks, were hit hard by the deteriorating credit environment. Hanmi Financial (0.5%) and Sovereign Bancorp (1.1%) both declined more than 50%.

The year-end cash position was 15%. Our relatively large cash holdings during the year added slightly to performance on both an absolute and relative basis, as we earned more on the cash than the 1.4% return for our benchmark. Our preference is to hold less cash, and we will continue to look for attractive opportunities to deploy cash into stocks trading at a discount to intrinsic value.

Thank you for your support, and we look forward to working with you in the coming years.

Christopher A. Welch, CFA	Christopher M. Bingaman, CFA	Thomas P. Schindler, CFA Portfolio
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2007	Page 9

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Small-Mid Cap Fund - Class A(A) and the Russell 2500 Index

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on December 31, 2005.

Past performance is no guarantee of future results.  The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments

The table below provides the Small-Mid Cap Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	17%
Consumer Staples	5%
Energy	21%
Financial	16%
Health Care	1%
Industrial	14%
Information Technology	2%
Materials	4%
Utilities	5%
Cash and Cash Equivalents	15%
100%

Page 10	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Large Cap Fund
Performance Update

Results (Class A) Since Inception*

	Year Ended 12/31/07	Five Years Ended 12/31/07	Since 6/29/01 Inception
Diamond Hill Large Cap Fund (DHLAX)	5.42%	17.63%	9.43%
Russell 1000 Index	5.77%	13.43%	4.77%
*	The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

Portfolio Commentary

Charles S. Bath, CFA Portfolio Manager

William C. Dierker, CFA Assistant Portfolio Manager

The Diamond Hill Large Cap Fund Class A load-waived shares returned 5.42% in 2007 compared to 5.77% for the Russell 1000 Index.   While only approximating market returns in 2007, We remain pleased with the long-term performance of the Fund in both relative and absolute terms.  While the second half of 2007 was difficult for the market in general, the long-term returns for the Fund have been attractive.

Energy continued to dominate the portfolio in 2007. For most of the year the portfolio weighting in the sector approximated 20% and the strong performance of these stocks was important to the performance of the overall portfolio.  Apache Corp. (a 6.8% position on 12/31/2007) our largest energy holding was up over 60% for the year.  Devon Energy (5.9%), our second largest energy holding was up over 30% in 2007.  We did make a significant change in our energy holdings when we sold our large position in Conoco Phillips in the 4th quarter to invest in other opportunities in the sector.

Commodity related names not directly tied to energy were also some of the biggest gainers in 2007.  Fluor Corp. (1.3%), an engineering company was the biggest percentage gainer for the year.  Copper company Freeport McMoran (2.1%) was another large commodity company which increased more than 50% for the year.  In a broad sense, it was the commodity and energy stocks which dominated as the biggest positive contributors to the portfolio.

Most of the disappointments in the year were related to the financial services industry or were technology companies reporting disappointing results.  Companies such as Lexmark and Advanced Micro Devices reported surprisingly poor results and were eliminated from the portfolio.  However, their negative performance was a drag on the portfolio.  Financial services companies such as American International Group (3.4%) and Wells Fargo (3.2%) were down due to the turmoil in the financial services sector as well as some disappointment surrounding their operating results.  Unfortunately, Merrill Lynch (1.7%) was down over 40% due to the losses in its portfolio related to the subprime mortgage market.  Although the performance of the financial services stocks was disappointing, the portfolio’s exposure to that sector was significantly less than the market weighting until we made significant additional purchases at the end of November.  This underweighting helped the relative performance of the portfolio.

As of year-end I have been managing the Diamond Hill Large Cap portfolio for over 5 years.  I have been pleased with the performance of the portfolio over that time and we want to thank shareholders for their continued support.

Charles S. Bath, CFA	Bill C. Dierker, CFA
Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2007	Page 11

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Large Cap Fund - Class A(A) and the Russell 1000 Index

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)   Class A shares commenced operations on June 29, 2001.

Past performance is no guarantee of future results.  The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments

The table below provides the Large Cap Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	11%
Consumer Staples	10%
Energy	21%
Financial	21%
Health Care	11%
Industrial	9%
Information Technology	2%
Materials	10%
Cash and Cash Equivalents	5%
100%

Page 12	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Select Fund

Performance Update

Results (Class A) Since Inception*

	Year Ended 12/31/07	Since 12/31/05 Inception
Diamond Hill Select Fund	5.63%	9.57%
Russell 3000 Index	5.13%	10.29%
*	The Fund return excludes any sales charges but includes all other expenses. Standard returns are disclosed on the following page.

Portfolio Commentary

William C. Dierker, CFA Portfolio Manager

Charles S. Bath, CFA Assistant Portfolio Manager

The year 2007 was mixed for the Diamond Hill Select Fund. The load-waived Class A shares enjoyed a total return of 5.63%. While this performance would normally represent a below average return for a long only equity strategy, it did exceed the 5.13% annual return of the Russell 3000 Index, the Fund’s benchmark, and the Fund’s value peers during a difficult time in the market.  Since the inception of the Select Fund at the end of 2005, the Fund’s compounded annual return has been 9.57%. This has trailed the benchmark return of 10.29%. At the beginning of 2007, we were finding better value in large cap stocks. This orientation helped results, as large cap stocks did well, particularly late in the year as investors started to worry about the direction of the economy. The Select Fund’s flexibility allows us to focus the fund’s holdings on where we see the best values. While we are agnostic when it comes to capitalization, the Fund is still heavily weighted in investments drawn from our Large Cap Fund. We retain the ability to draw upon ideas from our Small-Mid Cap and Small Cap fund. When the market presents us with attractive values in those parts of the market, we take advantage of those opportunities.

During 2007, the fund continued to benefit from our investments in the energy and materials sector. Investments in energy companies Apache (a 6.0% position on 12/31/2007), Devon (5.3%), ConocoPhillips, Anadarko Petroleum (3.4%) and Occidental Petroleum (2.2%) generated important contributions to the return of the Fund. Investments in Fluor (0.8%), Freeport-McMoRan Copper & Gold (2.4%), Union Pacific and Weyerhaeuser also contributed to the performance of the Fund. The fund also benefited by an underweight in the financial sector. The S&P 1500 Financial Index was down over 18% for the year, and being underweighted in financials contributed to our absolute and relative performance. Our underweight in Financials also better positioned us to be able to take advantage of the values that started to emerge in the financial sector late in the year. In 2007, positions that detracted from performance were generally companies that had disappointing performance in their businesses, or were exposed to the difficulties in the mortgage market. These positions included American International Group (3.7%), Lexmark International, Citigroup, Advance Micro Devices, AirTran (1.0%). As of year end, we continued to hold American International Group (3.7%), AirTran (1.0%) and ACCO Brands (0.9%).

The equity market continues to come to grips with the economic and company specific fallout from the dramatic slowdown in the housing market and the associated impacts in the financial markets (asset write-downs, ratings downgrades, significant dilution from new equity capital, etc.). While this is a trying time for investors, we believe that our long-term investment horizon will put us in the enviable position of taking advantage of the opportunities being created by the fear that is increasingly evident in the market. We appreciate your continued support. As fellow shareholders, we will continue to act in your best interests.

William C. Dierker, CFA	Charles S. Bath, CFA
Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2007	Page 13

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Select Fund - Class A(A) and the Russell 3000 Index

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on December 31, 2005.

Past performance is no guarantee of future results.  The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments

The table below provides the Select Fund's sector allocation.  We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation	% of Net Assets
Consumer Discretionary	13%
Consumer Staples	9%
Energy	20%
Financial	17%
Health Care	13%
Industrial	9%
Information Technology	5%
Materials	11%
Cash and Cash Equivalents	3%
100%

Page 14	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Long-Short Fund

Performance Update

Results (Class A) Since Inception*

	Year Ended 12/31/07	Five Years Ended 12/31/07	Since 6/30/00 Inception
Diamond Hill Long-Short Fund (DIAMX)	3.14%	16.03%	10.00%
Russell 1000 Index	5.77%	13.43%	2.21%
Morningstar™ Long-Short Category Average	4.50%	7.39%	5.01%
*	The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

Portfolio Commentary

R.H. Dillon, CFA Co-Portfolio Manager

Charles S. Bath, CFA Co-Portfolio Manager

Christopher M. Bingaman, CFA Assistant Portfolio Manager

The Diamond Hill Long-Short Fund Class A, load-waived shares returned 3.14% in 2007 compared to 5.77% for the Russell 1000 Index and 4.50% for the Morningstar Long-Short Category Average.  This year’s anemic return comes in the fifth consecutive year of positive results for the fund and the long-only benchmark.  Given the fund’s long-short structure, our expectation is for the fund to perform better than the long-only benchmark in down markets; conversely the fund may do worse in up markets.

Once again in 2007, energy holdings represented our largest exposure for the long portion of the fund and they served the fund well.  We have held both Apache (a 6.8% position on 12/31/2007) and Devon (5.6%) for several years, and both stocks were up significantly last year.  Another important performer was McDonalds (4.4%), a stock purchased in 2006.  In total, the long portion of the fund’s performance was in line with the long-only Russell 1000 Index.

The performance of the short portfolio was disappointing last year.  While half of the positions provided a positive contribution to the fund, the three largest positions actually were among the worst performers (for a short position, which means the stock went up).  Ironically, two of the three, Apollo (1.6%) and Apple (1.3%) were positive contributors in 2007.   The third, Amazon (2.2%) went against us, as the company’s profitability levels were considerably better than our estimates.  We increased our estimates of intrinsic value for all three companies, and subsequently trimmed position sizes during the year, however because the stocks appreciated above those higher estimates we ended the year short positions in all three.

During most five year periods, we would expect the stock market to provide positive returns.  While we certainly understand that during shorter periods like 12 months we may trail a long-only benchmark during a strong market, over time our goal is to have the short positions provide a positive contribution to return to the portfolio.

We want to thank shareholders for their support in 2007.  We look forward to working with you in the years ahead.

R.H. Dillon, CFA	Charles S. Bath, CFA	Christopher M. Bingaman, CFA
Co-Portfolio Manger	Co-Portfolio Manager	Assistant Portfolio Manager

Diamond Hill Funds Annual Report December 31, 2007	Page 15

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Long-Short Fund - Class A(A), the Russell 1000 Index and the Morningstar™ Long-Short Category Average

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I-hares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on June 30, 2000.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments

The table below provides the Long-Short Fund's sector allocation.  We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation	% of Long Portfolio	% of Net Assets
Long Portfolio
Consumer Discretionary	9%	11%
Consumer Staples	7%	8%
Energy	18%	21%
Financial	16%	18%
Health Care	9%	11%
Industrial	8%	9%
Information Technology	3%	3%
Materials	8%	10%
Cash & Cash Equivalents	22%	9%
	100%

Short Portfolio	% of Short Portfolio
Consumer Discretionary	48%	-14%
Consumer Staples	10%	-3%
Health Care	8%	-2%
Industrial	4%	-1%
Information Technology	15%	-5%
Exchange Traded Funds	15%	-5%
	100%

Other
Segregated Cash with Brokers		30%
		100%

Page 16	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Financial Long-Short Fund
Performance Update

Results (Class A) Since Inception*

	Year Ended 12/31/07	Five Years Ended 12/31/07	Since 8/1/97 Inception
Diamond Hill Financial Long-Short Fund (BANCX)	(17.05%)	9.87%	10.05%
S&P 1500 SuperComposite Financial Index	(18.32%)	8.79%	5.57%
*	The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

Portfolio Commentary

Christopher M. Bingaman, CFA Portfolio Manager

William C. Dierker, CFA Assistant Portfolio Manager

Thank you for your interest in the Diamond Hill Financial Long-Short Fund.

As evidenced by a negative 17.05% total return of the load-waived Class A shares, 2007 was an extremely challenging year for the Diamond Hill Financial Long-Short Fund. The Fund’s primary benchmark (the S&P 1500 SuperComposite Financials Index) posted a slightly worse total return of negative 18.32%. With the exception of a slight decline in the small cap Russell 2000 Index, U.S. equity indices were generally in positive territory for the year, albeit modestly. The disparity in performance between the financial sector and the rest of the equity market was obviously quite substantial and marked the first time since 1999 that the sector underperformed by such a wide margin. Overall, I would characterize the performance of the Fund in 2007 as disappointing given the cash levels and short positions that were maintained throughout the year. The short portfolio performed very well during the year and provided some very sizable gains. However, given our heavy long bias in the portfolio, these were more than offset by declines in most of our long positions. Especially hard hit were the diversified financials (Citigroup (a 3.7% position on 12/31/2007) and AIG (5.8%)), the investment banks (Merrill Lynch (3.9%) and Morgan Stanley (2.4%)) and most of our mid and small cap bank investments. Upside performers in the sector were few and far between during 2007. In the Fund, two insurance names (Assurant (1.6%) and PartnerRE (1.2%)) were both up nicely during the year, while small cap bank First Charter of Charlotte, NC (1.5%) was added to the portfolio and subsequently announced a merger agreement with Fifth Third at a substantial premium. Also, Bank of New York Mellon (3.1%) completed its merger during the year and continued to perform reasonably well. Finally, as we frequently communicate to both current and prospective investors, we judge ourselves based on long-term returns (rolling five year periods) and on that front remain satisfied that shareholders have received sufficient absolute returns which were also ahead of relevant benchmarks for the period ending December 31, 2007.

Looking forward we expect much better returns in the near future for the financial sector. The dramatically changing credit environment during 2007 caused tremendous unease and in some instances even panic. It now appears that the deterioration in credit and other pressures in many areas of the sector are fully, if not overly, discounted into the stocks. As is often the case with many of the credit sensitive areas (bank, thrifts, etc.), the stocks appear to be valued at near trough valuation levels on well below normalized earnings levels. In terms of fundamentals, many areas of the sector are still struggling however, in many ways the stress of the recent past will allow for substantial improvement going forward. Capacity has been removed in many areas (most notably in mortgage finance) and credit spreads have widened allowing for improved risk-adjusted margins on many credit based products. Also, the changes in the structured finance market may actually help many domestic lending institutions as they once again become the primary source of funds for many types of consumer credit. Therefore, given this outlook for the sector, we have been adding to our long positions and continuing to reduce short exposure. Two examples of recent additions to the Fund are Synovus Financial (2.4%) and Huntington Bancshares (3.6%). In both cases, the stocks are currently trading at substantial discounts to our estimate of intrinsic value and both may be excellent acquisition candidates in the next few years. Regarding merger and acquisition in general, we do not expect a pick up in deal activity in the near term however continued consolidation within the banking and thrift industries during the next couple of years is likely given the continuing secular growth challenges and opportunities for significant efficiency gains. As one might expect from looking at the portfolio, we continue to see the most attractive risk reward situations in the large cap area of the sector, however for the first time in at least three years, many small and mid cap banks are once again priced at very attractive levels.

Diamond Hill Funds Annual Report December 31, 2007	Page 17

As in the past, we continue to believe shareholders in the fund will benefit from a relatively concentrated portfolio. We typically hold between 30 and 40 stocks with an average position size of roughly 3%. Also, as many of you already know, we have elected to maintain the portfolio as a long-short fund for the foreseeable future. We do not intend to do this as a ‘hedge’ to mitigate our long exposure/volatility, but instead as a way to enhance our performance over time. Finally, we continually strive to maintain our disciplined process of evaluating both the fundamentals and valuations of our current and prospective investments.

We would like to thank our shareholders for their continued support of the Fund.

Christopher M. Bingaman, CFA	William C. Dierker, CFA
Portfolio Manager	Assistant Portfolio Manager

Page 18	Diamond Hill Funds Annual Report December 31, 2007

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Financial Long-Short Fund - Class A(A), the S&P SuperComposite 1500 Financial Index and the NASDAQ Bank Index

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)	Class A shares commenced operations on August 1, 1997.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments

The table below provides the Financial Long-Short Fund's sector allocation.  We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

	% of Long	% of Net
Sector Allocation	Portfolio	Assets
Long Portfolio
Common Stocks:
Finance - Banks & Thrifts	44%	51%
Finance - Broker Dealer	5%	6%
Finance - Diversified	7%	8%
Finance - Specialties	2%	2%
Insurance	13%	15%
Cash & Cash Equivalents	26%	8%
Preferred Stocks:
Finance	2%	2%
Real Estate Investment Trust	1%	2%
	100%

Short Portfolio	% of Short
Common Stocks:	Portfolio
Finance - Banks & Thrifts	75%	-7%
Exchange Traded Fund	25%	-2%
	100%
Other
Segregated Cash with Brokers		15%
		100%

Diamond Hill Funds Annual Report December 31, 2007	Page 19

Diamond Hill Strategic Income Fund
Performance Update

Results (Class A) Since Inception*

	Year Ended 12/31/07	Five Years Ended 12/31/07	Since 9/30/02 Inception
Diamond Hill Strategic Income Fund (DSIAX)	(4.78%)	6.88%	7.44%
Merrill Lynch Domestic Master Index	7.17%	4.49%	4.58%
*	The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.

Portfolio Commentary

Kent Rinker Co-Portfolio Manager

William Zox, CFA, J.D., LL.M. Co-Portfolio Manager

Rick Moore, CFA Assistant Portfolio Manager

The year, 2007, was the most difficult year in the history of the Diamond Hill Strategic Income Fund. In fact, the credit conditions that became apparent throughout the second half of the year were unlike any that we have seen in the last 30 years. The Fund's load-waived Class A shares declined 4.78% compared to a gain of 7.17% for the Merrill Lynch Domestic Master Index. The returns for the Index were heavily influenced by a dramatic decline in U. S. Treasury yields. On the other hand, the poor performance of the Fund was primarily caused by our 40-45% exposure to the preferred securities market. This market, which has consistently shown positive results, had a very poor second half of the year and an equally poor 2007. For example, the preferred market had a negative return of 9.2% in the fourth quarter and a negative return of 11.3% for the calendar year.

Since this market caused the negative returns in our portfolio, our year-end comments will focus primarily on the preferred securities area. The first thing to understand is that this market is made up primarily of issues that are backed by financial concerns and some of these issues can be relatively small in total size. Therefore, when the credit markets became frozen and illiquid, these issues were in the center of the storm. Prices dropped dramatically, on little volume.

In response to the deteriorating credit conditions in the markets, we raised our allocation to cash and callable agency securities to a range of 15-30%, and we kept the portfolio at the higher end of this range. While this helped somewhat, we did, however, maintain our large preferred allocation through the balance of the year for several reasons. First, we did not believe that Treasuries offered sufficient yield to meet our income objectives. Second, we felt that preferreds offered attractive yields, with much higher credit quality than high-yield bonds. Within our preferred allocation, we swapped out of a number of non-rated REIT preferreds for preferreds issued by much larger, highly rated financial institutions. Over the last two quarters, this position has been punished by the market. However, over the long-term, these trades should be quite rewarding. All of the preferred securities in the Strategic Income Fund are senior in priority to the common equity. Corporate managers should now realize that their highest priority is to restore the market's faith in their creditworthiness. Virtually all of the issuers in this market are raising capital and doing what they can to shore up their balance sheets.

It is our opinion that, over the next several years, the preferred issuers will focus on restoring their credit and spreads over Treasuries will revert back to a more normal level.

Our confidence in the long-term, from today's levels, is tempered by our concerns with the markets over the next several months and possibly quarters. We still have a difficult credit environment to deal with. However, we look for substantial easing in monetary policy from the Federal Reserve and we will probably see some sort of short-term fiscal policy that will attempt to provide relief to the financial markets. We will also see some dividend cuts and some corporate layoffs.

We believe that the income from our portfolio is quite secure and that the valuations of our holdings are very attractive. Therefore, we are encouraged by our investment potential over a long-term horizon.

Kent Rinker	William Zox, CFA, J.D., LL.M.	Rick Moore, CFA
Co-Portfolio Manager	Co-Portfolio Manager	Assistant Portfolio Manager

Page 20	Diamond Hill Funds Annual Report December 31, 2007

Growth of $10,000

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Strategic Income Fund - Class A(A) and the Merrill Lynch Domestic Master Index

(A)
The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	The total return shown above is adjusted for maximum applicable sales charge of 3.50%.

(C)	Class A shares commenced operations on September 30, 2002.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Tabular Presentation of Schedule of Investments

The table below provides the Strategic Income Fund's sector allocation.  We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

Sector Allocation	% of Net Assets
Finance Common Stock	4%
REIT Common Stock	3%
REIT Preferred Stock	10%
Trust Preferred Stock	33%
Collateralized Debt Obligations	2%
Corporate Bonds - Maturing > 2 Years	22%
Corporate Bonds - Maturing or
Likely to Be Called < 2 Years	4%
U.S. Government or Agency Securities	5%
Cash and Cash Equivalents	17%
100%

Diamond Hill Funds Annual Report December 31, 2007	Page 21

Diamond Hill Small Cap Fund
Schedule of Investments
December 31, 2007

	Shares	Market Value

Preferred Stock — 1.2%
Financial — 1.2%
Mid-America Apartment
Communities, Inc. - REIT ◊	108,854	$4,653,509

Common Stocks — 86.2%
Consumer Discretionary — 18.6%
Aaron Rents, Inc. ◊	370,000	7,118,800
Acco Brands Corp.*	450,000	7,218,000
American Greetings Corp. ◊	371,500	7,541,450
Belo Corp. ◊	231,000	4,028,640
Brink's Co., The ◊	145,000	8,662,300
Callaway Golf Co. ◊	440,400	7,676,172
Charming Shoppes, Inc.* ◊	646,200	3,495,942
K-Swiss, Inc. ◊	327,100	5,920,510
MoneyGram International, Inc. ◊	242,960	3,734,295
Penske Automotive Group, Inc. ◊	300,000	5,238,000
Steiner Leisure Ltd.* ◊	197,100	8,703,936
		69,338,045

Consumer Staples — 6.2%
Del Monte Foods Co.	500,000	4,730,000
Flowers Foods, Inc. ◊	326,700	7,648,047
Hanesbrands, Inc.*	300,000	8,151,000
Lance, Inc. ◊	120,457	2,459,732
		22,988,779

Energy — 23.9%
Berry Petroleum Co. ◊	178,400	7,929,880
Cimarex Energy Co. ◊	400,000	17,011,999
Encore Acquisition Co.* ◊	489,298	16,327,874
Helmerich & Payne, Inc. ◊	410,300	16,440,720
Hornbeck Offshore Services, Inc.* ◊	174,050	7,823,548
Lufkin Industries, Inc.	95,000	5,442,550
Southwestern Energy Co.*	112,800	6,285,216
Whiting Petroleum Corp.* ◊	200,195	11,543,244
		88,805,031

Financial — 14.5%
1st Source Corp.	263,700	4,564,647
Banner Corp. ◊	178,840	5,138,073
Capital Corp. of the West ◊	242,100	4,704,003
Centennial Bank Holdings, Inc.* ◊	743,300	4,296,274
First State Bancorp ◊	483,720	6,723,708
Hanmi Financial Corp. ◊	398,000	3,430,760
Hanover Insurance Group	135,000	6,183,000
Imperial Capital Bancorp, Inc.	167,200	3,059,760
Taylor Capital Group, Inc.	235,200	4,798,080
UCBH Holdings, Inc. ◊	296,700	4,201,272
United Fire & Casualty Co. ◊	236,400	6,876,876
		53,976,453

Health Care — 1.7%
Analogic Corp.	95,275	6,452,023

Industrial — 13.9%
AirTran Holdings, Inc.* ◊	1,165,000	8,341,400
Apogee Enterprises, Inc. ◊	209,650	3,587,112
Frontier Airlines Holdings, Inc.* ◊	310,600	1,633,756
Gehl Co.* ◊	100,000	1,604,000
Greenbrier Companies, Inc., The ◊	101,400	2,257,164
Griffon Corp.* ◊	170,000	2,116,500
Kaydon Corp. ◊	110,800	6,043,032
Lincoln Electric Holdings, Inc. ◊	97,100	6,911,578
Toro Co., The ◊	192,800	10,496,032
Trinity Industries, Inc. ◊	144,650	4,015,484
Werner Enterprises, Inc. ◊	278,390	4,740,982
		51,747,040

Information Technology — 1.7%
Verigy Ltd.*	231,020	6,276,814

Materials — 0.5%
Century Aluminum Co.* ◊	36,100	1,947,234

Utilities — 5.2%
Integrys Energy Group, Inc. ◊	147,610	7,629,961
UGI Corp. ◊	243,200	6,627,200
WGL Holdings, Inc. ◊	157,500	5,159,700
		19,416,861

Total Common Stocks		$320,948,280

Page 22	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Small Cap Fund
Schedule of Investments (Continued)
December 31, 2007

	Shares	Market Value

Registered Investment Companies — 59.8%
First American Prime
Obligations Fund - Class Z	6,476,206	$6,476,206
Mount Vernon Securities
Lending Prime Portfolio ††	173,001,157	173,001,157
Reserve Primary Fund - Class 12	43,479,131	43,479,131

Total Registered Investment Companies		$222,956,494

Total Investment Securities — 147.2%
(Cost $540,693,405)**		$548,558,283

Liabilities In Excess
Of Other Assets — (47.2%)		(175,964,549)

Net Assets — 100.0%		$372,593,734

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

◊	All or portion of the security is on loan. The total value of the securities on loan, as of December 31, 2007, was $164,626,402.

††	Represents collateral for securities loaned.

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Diamond Hill Small-Mid Cap Fund
Schedule of Investments
December 31, 2007

	Shares	Market Value

Preferred Stock — 1.0%
Financial — 1.0%
Mid-America Apartment
Communities, Inc. - REIT ◊	7,100	$303,525

Common Stocks — 83.8%
Consumer Discretionary — 17.2%
Aaron Rents, Inc. ◊	24,300	467,532
Acco Brands Corp.*	39,500	633,580
American Greetings Corp. ◊	15,600	316,680
Belo Corp. ◊	24,900	434,256
Black & Decker Corp., The ◊	7,760	540,484
Brink's Co., The	9,500	567,530
Callaway Golf Co. ◊	24,050	419,192
Charming Shoppes, Inc.* ◊	39,500	213,695
Circuit City Stores, Inc. ◊	25,000	105,000
K-Swiss, Inc. ◊	27,500	497,750
MoneyGram International, Inc. ◊	16,903	259,799
Office Depot, Inc.*	22,900	318,539
Penske Automotive Group, Inc.	16,200	282,852
Steiner Leisure Ltd.* ◊	8,000	353,280
		5,410,169

Consumer Staples — 4.7%
Del Monte Foods Co.	41,900	396,374
Flowers Foods, Inc. ◊	15,350	359,344
Hanesbrands, Inc.* ◊	19,600	532,532
Lance, Inc. ◊	8,900	181,738
		1,469,988

Energy — 21.3%
Berry Petroleum Co. ◊	9,200	408,940
Cimarex Energy Co.	26,300	1,118,539
Encore Acquisition Co.* ◊	30,495	1,017,618
Helmerich & Payne, Inc. ◊	33,200	1,330,324
Hornbeck Offshore Services, Inc.* ◊	11,200	503,440
Lufkin Industries, Inc.	6,300	360,927
Noble Energy, Inc.	8,730	694,210
Southwestern Energy Co.*	9,620	536,026
Whiting Petroleum Corp.*	11,790	679,811
		6,649,835

Diamond Hill Funds Annual Report December 31, 2007	Page 23

Diamond Hill Small-Mid Cap Fund
Schedule of Investments (Continued)
December 31, 2007

	Shares	Market Value

Financial — 14.7%
1st Source Corp.	21,100	$365,241
Assurant, Inc. ◊	6,400	428,160
Centennial Bank Holdings, Inc.*	46,200	267,036
City National Corp. ◊	6,300	375,165
Comerica, Inc. ◊	8,500	370,005
Hanmi Financial Corp.	19,595	168,909
Hanover Insurance Group	9,700	444,260
Huntington Bancshares, Inc.	39,800	587,448
Sovereign Bancorp, Inc. ◊	30,300	345,420
Synovus Financial Corp.	20,400	491,232
UCBH Holdings, Inc. ◊	21,520	304,723
United Fire & Casualty Co.	16,700	485,803
		4,633,402

Health Care — 1.6%
Analogic Corp.	7,600	514,672

Industrial — 14.3%
AirTran Holdings, Inc.* ◊	79,200	567,072
Dover Corp.	18,100	834,230
Fluor Corp. ◊	5,000	728,600
Lincoln Electric Holdings, Inc.	4,990	355,188
Pentair, Inc. ◊	4,700	163,607
Toro Co., The ◊	11,200	609,728
Trinity Industries, Inc. ◊	18,100	502,456
U.S. Airways Group, Inc.*	24,760	364,220
Werner Enterprises, Inc. ◊	20,810	354,394
		4,479,495

Information Technology — 1.7%
Verigy Ltd.*	19,485	529,407

Materials — 3.5%
Domtar Corp.*	67,060	515,691
MeadWestvaco Corp.	18,500	579,050
		1,094,741

Utilities — 4.9%
Energen Corp.	7,000	449,610
Integrys Energy Group, Inc.	11,120	574,793
UGI Corp.	6,800	185,300
WGL Holdings, Inc. ◊	10,100	330,876
		1,540,579

Total Common Stocks		$26,322,288

Registered Investment Companies — 53.9%
First American Prime
Obligations Fund - Class Z	679,395	$679,395
Mount Vernon Securities
Lending Prime Portfolio ††	12,188,594	12,188,594
Reserve Primary Fund - Class 12	4,078,768	4,078,768

Total Registered
Investment Companies		$16,946,757

Total Investment Securities — 138.7%
(Cost $43,983,924)**		$43,572,570

Liabilities In Excess
Of Other Assets — (38.7%)		(12,157,353)

Net Assets — 100.0%		$31,415,217

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

◊	All or portion of the security is on loan. The total value of the securities on loan, as of December 31, 2007, was $11,591,944.

††	Represents collateral for securities loaned.

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Page 24	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Large Cap Fund
Schedule of Investments (Continued)
December 31, 2007

	Shares	Market Value

Common Stocks — 95.2%
Consumer Discretionary — 11.1%
Black & Decker Corp., The ◊	71,730	$4,995,995
Fortune Brands, Inc.	80,675	5,837,643
Gannett Co., Inc.	138,700	5,409,300
Kohl's Corp.*	191,750	8,782,150
McDonald’s Corp.	371,200	21,867,392
		46,892,480

Consumer Staples — 10.0%
ConAgra Foods, Inc.	158,450	3,769,526
General Mills, Inc.	150,720	8,591,040
Hanesbrands, Inc.*	166,963	4,536,385
Kimberly-Clark Corp.	114,685	7,952,258
Sara Lee Corp.	586,715	9,422,642
Sysco Corp.	249,720	7,793,761
		42,065,612

Energy — 21.1%
Anadarko Petroleum Corp.	198,120	13,014,503
Apache Corp.	264,280	28,420,670
Devon Energy Corp.	281,100	24,992,601
Occidental Petroleum Corp.	128,230	9,872,428
XTO Energy, Inc.	243,187	12,490,084
		88,790,286

Financial — 20.7%
Allstate Corp.	48,800	2,548,824
American International Group, Inc.	247,440	14,425,752
Bank of America Corp.	133,740	5,518,112
Bank of New York Mellon Corp. ◊	118,461	5,776,158
Huntington Bancshares, Inc.	431,506	6,369,029
Merrill Lynch & Co., Inc. ◊	136,900	7,348,792
Synovus Financial Corp. ◊	264,170	6,361,214
U.S. Bancorp	466,120	14,794,649
Wachovia Corp.	190,640	7,250,039
Washington Mutual, Inc. ◊	240,130	3,268,169
Wells Fargo & Co.	441,155	13,318,469
		86,979,207

Health Care — 11.2%
Abbott Laboratories	188,610	$10,590,452
Cardinal Health, Inc. ◊	126,300	7,293,825
Johnson & Johnson	122,900	8,197,430
Medtronic, Inc.	161,609	8,124,084
Pfizer, Inc.	118,850	2,701,461
UnitedHealth Group, Inc.	95,690	5,569,158
Wellpoint, Inc.*	51,570	4,524,236
		47,000,646

Industrial — 9.0%
Dover Corp.	187,240	8,629,892
Fluor Corp. ◊	37,910	5,524,245
Illinois Tool Works, Inc. ◊	145,110	7,769,189
Parker Hannifin Corp. ◊	24,540	1,848,107
Southwest Airlines Co. ◊	351,170	4,284,274
United Technologies Corp.	129,150	9,885,142
		37,940,849

Information Technology — 2.0%
Microsoft Corp.	242,200	8,622,320

Materials — 10.1%
Domtar Corp.*	634,488	4,879,213
Dow Chemical Co.	192,350	7,582,437
Freeport McMoRan
Copper & Gold, Inc.	87,310	8,944,036
International Paper Co. ◊	270,463	8,757,592
MeadWestvaco Corp.	268,850	8,415,005
Rohm & Haas Co. ◊	74,885	3,974,147
		42,552,430

Total Common Stocks		$400,843,830

Registered Investment Companies — 13.3%
First American Prime
Obligations Fund - Class Z	1,597,713	$1,597,713
Mount Vernon Securities
Lending Prime Portfolio ††	40,262,091	40,262,091
Reserve Primary Fund - Class 12	13,921,887	13,921,887

Total Registered
Investment Companies		$55,781,691

Diamond Hill Funds Annual Report December 31, 2007	Page 25

Diamond Hill Large Cap Fund
Schedule of Investments (Continued)
December 31, 2007

Market Value

Total Investment Securities — 108.5%
(Cost $418,337,025)**	$456,625,521

Liabilities In Excess
Of Other Assets — (8.5%)	(35,795,152)

Net Assets — 100.0%	$420,830,369

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

◊	All or portion of the security is on loan. The total value of the securities on loan, as of December 31, 2007, was $38,977,200.

††	Represents collateral for securities loaned.

See accompanying Notes to Financial Statements.

Diamond Hill Select Fund
Schedule of Investments
December 31, 2007

	Shares	Market Value

Common Stocks — 96.7%
Consumer Discretionary — 12.5%
Aaron Rents, Inc. ◊	4,682	$90,082
Acco Brands Corp.* ◊	9,900	158,796
Black & Decker Corp., The ◊	4,705	327,703
Fortune Brands, Inc.	2,660	192,478
Gannett Co., Inc. ◊	7,700	300,300
Kohl's Corp.*	8,975	411,055
McDonald’s Corp.	14,050	827,685
		2,308,099

Consumer Staples — 9.4%
ConAgra Foods, Inc.	8,463	201,335
General Mills, Inc.	7,305	416,385
Hanesbrands, Inc.* ◊	11,361	308,678
Sara Lee Corp.	26,050	418,364
Sysco Corp.	12,140	378,889
		1,723,651

Energy — 20.2%
Anadarko Petroleum Corp.	9,480	622,741
Apache Corp.	10,300	1,107,662
Devon Energy Corp.	11,040	981,566
Occidental Petroleum Corp.	5,330	410,357
XTO Energy, Inc.	11,493	590,280
		3,712,606

Financial — 16.6%
American International Group, Inc.	11,825	689,398
Huntington Bancshares, Inc.	20,638	304,617
Merrill Lynch & Co., Inc. ◊	6,580	353,214
Synovus Financial Corp.	12,650	304,612
U.S. Bancorp	22,525	714,943
Wells Fargo & Co.	23,140	698,597
		3,065,381

Health Care — 13.4%
Abbott Laboratories	7,920	444,708
Cardinal Health, Inc. ◊	9,650	557,288
Johnson & Johnson	7,160	477,572
Medtronic, Inc.	10,116	508,531
UnitedHealth Group, Inc.	8,322	484,340
		2,472,439

Page 26	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Select Fund
Schedule of Investments (Continued)
December 31, 2007

	Shares	Market Value

Industrial — 8.7%
AirTran Holdings, Inc.* ◊	24,700	$176,852
Dover Corp.	9,000	414,810
Fluor Corp.	1,070	155,920
Illinois Tool Works, Inc. ◊	7,583	405,994
United Technologies Corp.	5,925	453,500
		1,607,076

Information Technology — 4.7%
Microsoft Corp.	24,300	865,080

Materials — 11.2%
Domtar Corp.*	35,791	275,233
Dow Chemical Co.	9,650	380,403
Freeport McMoRan
Copper & Gold, Inc.	4,247	435,062
International Paper Co. ◊	11,439	370,395
MeadWestvaco Corp.	13,475	421,768
Rohm & Haas Co. ◊	3,300	175,131
		2,057,992

Total Common Stocks		$17,812,324

Registered Investment Companies — 21.4%
First American Prime
Obligations Fund - Class Z	50,924	$50,924
Mount Vernon Securities
Lending Prime Portfolio ††	3,316,038	3,316,038
Reserve Primary Fund - Class 12	576,382	576,382

Total Registered
Investment Companies		$3,943,344

Total Investment Securities — 118.1%
(Cost $20,513,703)**		$21,755,668

Liabilities In Excess
Of Other Assets— (18.1%)		(3,334,868)

Net Assets — 100.0%		$18,420,800

*	Non-income producing security.

**	Represents cost for financial reporting purposes

◊	All or portion of the security is on loan. The total value of the securities on loan, as of December 31, 2007, was $3,192,040.

††	Represents collateral for securities loaned.

See accompanying Notes to Financial Statements.

Diamond Hill Long-Short Fund
Schedule of Investments
December 31, 2007

	Shares	Market Value

Common Stocks — 89.4%
Consumer Discretionary — 10.6%
Acco Brands Corp.* † ◊	488,184	$7,830,471
Black & Decker Corp., The † ◊	318,484	22,182,411
Fortune Brands, Inc. † ◊	351,325	25,421,877
Gannett Co., Inc. † ◊	472,290	18,419,310
Kohl's Corp.* †	797,068	36,505,714
McDonald’s Corp. †	1,313,169	77,358,786
		187,718,569

Consumer Staples — 8.2%
ConAgra Foods, Inc. †	816,530	19,425,249
General Mills, Inc. †	609,500	34,741,500
Hanesbrands, Inc.* † ◊	673,331	18,294,403
Sara Lee Corp. †	2,536,020	40,728,481
Sysco Corp. †	1,030,317	32,156,194
		145,345,827

Energy — 20.6%
Anadarko Petroleum Corp. †	810,990	53,273,933
Apache Corp. †	1,113,600	119,756,543
Devon Energy Corp. †	1,116,550	99,272,461
Occidental Petroleum Corp. †	486,430	37,450,246
XTO Energy, Inc. †	1,082,707	55,607,832
		365,361,015

Financial — 17.7%
American International Group, Inc. †	991,875	57,826,313
Huntington Bancshares, Inc. † ◊	1,821,458	26,884,720
Merrill Lynch & Co., Inc. † ◊	571,270	30,665,774
Synovus Financial Corp. † ◊	1,064,900	25,642,792
U.S. Bancorp † ◊	1,960,110	62,213,890
Wachovia Corp. † ◊	795,700	30,260,471
Washington Mutual, Inc.* † ◊	1,335,780	18,179,966
Wells Fargo & Co. † ◊	2,008,440	60,634,804
		312,308,730

Health Care — 10.5%
Abbott Laboratories †	790,500	44,386,575
Cardinal Health, Inc. † ◊	545,900	31,525,725
Johnson & Johnson †	610,300	40,707,010
Medtronic, Inc. †	754,256	37,916,449
UnitedHealth Group, Inc. †	530,080	30,850,656
		185,386,415

Diamond Hill Funds Annual Report December 31, 2007	Page 27

Diamond Hill Long-Short Fund
Schedule of Investments (Continued)
December 31, 2007

	Shares	Market Value

Industrial — 9.3%
AirTran Holdings, Inc.* † ◊	1,462,150	$10,468,994
Dover Corp. † ◊	753,320	34,720,519
Fluor Corp. † ◊	194,040	28,275,509
Illinois Tool Works, Inc. † ◊	608,180	32,561,957
Trinity Industries, Inc. † ◊	520,909	14,460,434
United Technologies Corp. †	572,130	43,790,830
		164,278,243

Information Technology — 2.9%
Microsoft Corp. †	1,458,025	51,905,690

Materials — 9.6%
Domtar Corp.* † ◊	2,529,627	19,452,832
Dow Chemical Co. † ◊	759,650	29,945,403
Freeport McMoRan
Copper & Gold, Inc. †	367,145	37,610,333
International Paper Co. † ◊	1,053,342	34,107,214
MeadWestvaco Corp. †	1,025,550	32,099,715
Rohm & Haas Co. † ◊	309,797	16,440,927
		169,656,424

Total Common Stocks		$1,581,960,913

Registered Investment Companies — 22.7%
First American Prime
Obligations Fund - Class Z	21,277,927	21,277,927
Mount Vernon Securities
Lending Prime Portfolio ††	218,967,609	218,967,609
Reserve Primary Fund - Class 12	161,043,961	161,043,961

Total Registered
Investment Companies		$401,289,497

Total Investment Securities — 112.1%
(Cost $1,875,156,740)**		$1,983,250,410

Segregated Cash
With Brokers — 30.2%		$534,479,835

Securities Sold Short — (29.8%)		(527,362,613)
(Proceeds $509,311,696)

Liabilities In Excess
Of Other Assets — (12.5%)		(221,290,722)

Net Assets — 100.0%		$1,769,076,910

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $1,581,960,913.

◊	All or portion of the security is on loan. The total value of the securities on loan, as of December 31, 2007, was $209,873,464.

††	Represents collateral for securities on loaned.

See accompanying Notes to Financial Statements.

Page 28	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Long-Short Fund
Schedule of Securities Sold Short
December 31, 2007

	Shares	Market Value

Common Stocks — 84.5%
Consumer Discretionary — 47.9%
Amazon.com, Inc.*	429,441	$39,783,414
Apollo Group, Inc.*	404,781	28,395,387
Career Education Corp.*	694,850	17,468,529
Corinthian Colleges, Inc.*	1,035,990	15,954,246
DIRECTV Group, Inc., The*	371,850	8,597,172
EchoStar Communications
Corp., Class A*	146,941	5,542,615
Ford Motor Co.*	3,569,000	24,019,370
J. Crew Group, Inc.*	258,190	12,447,340
Life Time Fitness, Inc.*	676,376	33,602,360
RadioShack Corp.	1,879,505	31,688,454
Red Robin Gourmet Burgers, Inc.*	236,895	7,578,271
Sears Holding Corp.*	85,500	8,725,275
Urban Outfitters, Inc.*	640,350	17,455,941
Williams-Sonoma, Inc.	45,545	1,179,615
		252,437,989

Consumer Staples — 9.7%
Colgate-Palmolive Co.	212,200	16,543,112
Dean Foods Co.	294,769	7,622,727
Kraft Foods, Inc.	239,910	7,828,263
Procter & Gamble Co.	263,700	19,360,854
		51,354,956

Health Care — 7.8%
Laboratory Corp. of
America Holdings*	295,588	22,325,762
Omnicare, Inc.	397,470	9,066,290
Quest Diagnostics, Inc.	182,450	9,651,605
		41,043,657

Industrial — 3.8%
CSX Corp.	457,520	20,121,729

Information Technology — 15.3%
Apple, Inc.*	119,270	23,625,002
Electronic Arts, Inc.*	147,210	8,598,536
Juniper Networks, Inc.*	565,420	18,771,944
Salesforce.com, Inc.*	474,649	29,755,746
		80,751,228

Total Common Stocks Sold Short		$445,709,559

Exchange Traded Funds — 15.5%
Internet HOLDRs Trust	135,350	$8,012,721
iShares Russell 2000 Index Fund	684,150	52,029,607
PoweShares QQQ	421,755	21,610,726

Total Exchange Traded
Funds Sold Short		$81,653,054

Total Securities Sold Short
(Proceeds $509,311,696)		$527,362,613

*  Non-dividend expense producing security.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2007	Page 29

Diamond Hill Financial Long-Short Fund
Schedule of Investments
December 31, 2007

	Shares	Market Value

Preferred Stocks — 3.6%
Financial — 2.0%
Countrywide
Capital V, 7.00%, 11/1/36 †	60,000	$687,000

Real Estate Investment Trust — 1.6%
Mid-America Apartment
Communities, Inc. - REIT † ◊	12,389	529,630
Total Preferred Stocks		$1,216,630

Common Stocks — 82.8%
Finance - Banks & Thrifts — 51.0%
1st Source Corp. †	24,000	415,440
Bank of New York Mellon Corp. †	21,283	1,037,759
Banner Corp. †	18,400	528,632
Capital Corp. of the West †	27,943	542,932
Centennial Bank Holdings, Inc.* †	50,000	289,000
City National Corp. † ◊	10,550	628,253
Comerica, Inc. † ◊	14,400	626,832
First Charter Corp. † ◊	16,200	483,732
First National Lincoln Corp. †	9,968	145,932
First State Bancorp †	44,580	619,662
Greene County Bancshares, Inc. †	12,865	247,008
Hanmi Financial Corp. †	32,040	276,185
Huntington Bancshares, Inc. †	81,150	1,197,774
Imperial Capital Bancorp, Inc. †	12,067	220,826
iStar Financial, Inc. † ◊	24,000	625,200
PNC Financial Services Group, Inc. † ◊	14,000	919,100
Sovereign Bancorp, Inc. † ◊	50,100	571,140
Synovus Financial Corp. †	32,500	782,600
Taylor Capital Group, Inc. †	18,150	370,260
U.S. Bancorp †	60,000	1,904,400
UCBH Holdings, Inc. † ◊	34,920	494,467
Wachovia Corp. †	37,680	1,432,970
Washington Mutual, Inc.* † ◊	62,000	843,820
Wells Fargo & Co. †	60,000	1,811,400
		17,015,324

Finance - Broker Dealer — 6.3%
Merrill Lynch & Co., Inc. † ◊	24,000	1,288,320
Morgan Stanley † ◊	15,000	796,650
		2,084,970

Financial - Diversified — 8.0%
Bank of America Corp. †	34,474	1,422,397
Citigroup, Inc. †	41,700	1,227,648
		2,650,045

Financial Specialties — 2.2%
Discover Financial Services † ◊	27,000	407,160
Freddie Mac †	10,000	340,700
		747,860

Insurance — 15.3%
Allstate Corp. †	18,000	940,140
American International Group, Inc. †	33,000	1,923,900
Assurant, Inc. † ◊	8,000	535,200
Hanover Insurance Group, Inc. †	12,000	549,600
PartnerRe Ltd. †	5,000	412,650
United Fire & Casualty Co. †	25,000	727,250
		5,088,740

Total Common Stocks		$27,586,939

Registered Investment Companies — 29.8%
First American Prime
Obligations Fund - Class Z	194,117	$194,117
Mount Vernon Securities
Lending Prime Portfolio ††	7,786,594	7,786,594
Reserve Primary Fund - Class 12	1,956,499	1,956,499

Total Registered
Investment Companies		$9,937,210

Total Investment Securities — 116.2%
(Cost $42,571,906)**		$38,740,779

Page 30	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Financial Long-Short Fund
Schedule of Investments (Continued)
December 31, 2007

Market Value

Segregated Cash
With Brokers — 15.0%	$5,002,051

Securities Sold Short — (9.0%)	(3,007,090)
(Proceeds $3,723,605)

Liabilities In Excess
Of Other Assets — (22.2%)	(7,387,905)

Net Assets — 100.0%	$33,347,835

*	Non-income producing security.

**	Represents cost for financial reporting purposes.

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $28,803,569.

◊	All or portion of the security is on loan. The total value of the securities on loan, as of December 31, 2007, was $7,512,678.

††	Represents collateral for securities on loaned.

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Diamond Hill Financial Long-Short Fund
Schedule of Securities Sold Short
December 31, 2007

	Shares	Market Value

Common Stocks — 75.3%
Finance - Banks & Thrifts — 75.3%
Bear Stearns Co., Inc.	3,000	$264,750
City Holding Co.	23,000	778,320
Epoch Holding Corp.	25,000	375,000
M&T Bank Corp.	2,000	163,140
Northern Trust Corp.	7,000	536,060
Virginia Commerce Bancorp, Inc.*	12,636	148,220

Total Common Stocks Sold Short		$2,265,490

Exchange Traded Fund — 24.7%
KBW Regional Banking ETF	20,000	741,600

Total Securities Sold Short
(Proceeds $3,723,605)		$3,007,090

*	Non-dividend expense producing security.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2007	Page 31

Diamond Hill Strategic Income Fund
Schedule of Investments
December 31, 2007

	Shares	Market Value

Common Stocks — 6.9%
Energy — 0.1%
Teekay LNG Partners, L.P.	4,600	$136,482

Finance — 4.1%
Huntington Bancshares, Inc.	80,000	1,180,800
U.S. Bancorp	61,500	1,952,010
Wachovia Corp.	28,500	1,083,855
Wells Fargo & Co.	63,000	1,901,970
		6,118,635

Real Estate Investment Trust — 2.7%
iStar Financial, Inc. ◊	94,500	2,461,725
NorthStar Realty Finance Corp. ◊	180,000	1,605,600
		4,067,325

Total Common Stocks		$10,322,442

Collateralized Debt Obligations — 1.9%
Alesco Preferred Funding III † ∆	820,479	$840,411
Alesco Preferred Funding IV †	361	297,368
Alesco Preferred Funding V †	84	65,624
Alesco Preferred Funding VI †	621,631	491,244
Alesco Preferred Funding VI,
Series E †	349,537	286,296
Fort Sheridan, Ltd. †	494,792	233,101
Taberna Preferred Funding, Ltd. †	1,030,407	555,094
Total Collateralized
Debt Obligations		$2,769,138

Preferred Stocks — 43.1%
Alexandria Real Estate,
Series C - REIT ◊	31,900	$837,375
American International
Group, 7.70% ◊	136,000	3,406,800
Apaimc, 8.25% - REIT	21,007	252,084
Arch Capital Group Ltd., 8.00%	86,500	2,161,635
Ashford Hospitality Trust,
8.45% - REIT	70,000	1,330,000
Aspen Insurance, 7.401%	88,000	1,922,800
Axis Capital, 7.25%, Series A	75,000	1,570,500
BAC Capital Trust, 7.00%	60,000	1,362,000
Capital Crossing, 8.50% - REIT	40,000	998,400
CFB Capital IV, 7.60%	23,383	568,207
Citigroup Capital VIII	77,000	1,620,850
Comcast Corp., 7.00%, Series B	129,289	2,901,245
Countrywide Capital, 7.00%	30,000	343,500
Countrywide IV, 6.75% ◊	172,200	2,030,238
Fifth Third Capital Trust VI, 7.25% ◊	175,300	3,646,241
FPL Group Capital, 7.45%, Series E	105,000	2,730,000
Gramercy Capital, Series A - REIT ◊	60,000	1,182,000
Huntington Preferred
Capital, Inc. - REIT ◊	29,073	691,937
Innkeepers USA Trust	93,250	1,119,000
iStar Financial, 7.80%, Series F	70,000	1,347,500
iStar Financial, 7.875%, Series E	68,500	1,352,190
Kimco Realty Corp., 7.75%,
Series G - REIT	134,000	3,063,240
Laclede Capital Trust I ◊	76,895	1,906,996
Merrill Lynch Capital Trust, 7.12%	51,500	1,127,850
Merrill Lynch Capital Trust, 7.28% ◊	41,700	917,400
Merrill Lynch Capital Trust, 7.375% ◊	30,000	679,200
National City Capital IV, 8.00% ◊	146,000	3,058,700
NorthStar Realty Financial
Corp., 8.75%, Series A - REIT	79,400	1,314,070
PS Business Parks, Inc., 7.95% - REIT	60,000	1,320,600
Renaissance Holdings
Ltd., 7.30%, Series B	62,500	1,359,375
Royal Bank of Scotland
Group PLC, 7.25%, Series T	56,400	1,302,276
Selective Insurance Group, 7.50%	60,500	1,285,625
SL Green Realty, 7.875%, Series D	67,200	1,535,520
Sovereign Capital Trust, 7.75%	54,000	1,134,000
Taubman Centers, Inc.,
8.00% - REIT	66,260	1,567,049
Taylor Capital Trust, 9.75%	76,881	1,922,025
Telephone & Data Systems, 7.60%	51,000	1,061,820
US Cellular, 7.50%	52,293	1,098,153
Virginia Power
Capital Trust, 7.375%	93,400	2,278,026
Wachovia Preferred
Funding - REIT	129,700	2,942,893
Total Preferred Stocks		$64,249,320

Page 32	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Strategic Income Fund
Schedule of Investments (Continued)
December 31, 2007

	Shares	Market Value

Registered Investment Companies — 35.2%
First American Prime
Obligations Fund - Class Z	4,593,612	$4,593,611
Mount Vernon Securities
Lending Prime Portfolio ††	28,088,045	28,088,045
Reserve Primary
Fund - Class12	19,925,780	19,925,780
Total Registered
Investment Companies		$52,607,436

	Par Value	Market Value

Corporate Bonds — 25.6%
Consumer Discretionary — 4.3%
Goodyear Tire,
9.125%, 12/1/09 ∆	$3,000,000	$3,022,500
Hansebrands, Inc.,
8.78%, 12/15/14 ◊ ∆	3,505,000	3,469,950
		6,492,450

Energy — 7.6%
Atlas Pipeline, 8.125%, 12/15/15	2,950,000	2,920,500
Cimarex Energy, 7.125%, 5/1/17	1,650,000	1,621,125
Copano Energy, 8.13%, 3/1/16 ◊	2,700,000	2,720,250
Markwest Energy Finance
Corp., 8.50%, 7/15/16	4,065,000	4,085,325
		11,347,200

Finance — 10.7%
Countrywide Home
Loan, 5.625%, 7/15/09	855,000	652,299
Countrywide Home
Loan, 4.125%, 9/15/09	400,000	293,408
General Motors Acceptance
Corp., 6.85%, 10/15/08	2,000,000	1,970,000
General Motors Acceptance
Corp., 7.20%, 1/15/11 ◊	3,550,000	3,266,001
General Motors Acceptance
Corp., 6.86%, 7/15/11 ∆	500,000	406,531
Montpelier, 6.13%, 8/15/13	2,900,000	2,808,499
SLM Corp., 3.93%, 10/8/08 ∆	1,099,000	1,059,161
SLM Corp., 4.14%, 12/15/08 ∆	560,000	545,703
SLM Corp., 3.98%, 3/2/09 ∆	1,788,000	1,695,632
SLM Corp., 3.82%, 4/01/09 ∆	525,000	485,625
SLM Corp., 4.06%, 2/1/10 ∆	885,000	804,093
SLM Corp., 4.25%, 10/1/10 ∆	1,245,000	1,150,243
UBS Ag Structured,
5.07%, 6/20/08 †	750,000	745,950
		15,883,145

Industrial — 2.9%
K.B. Home, 8.625%, 12/15/08 ◊	2,000,000	1,960,000
K.B. Home, 7.75%, 2/1/10	2,635,000	2,437,375
		4,397,375

Utilities — 0.0%
International Telephone,
7.50%, 7/1/11	40,000	40,038

Total Corporate Bonds		$38,160,208

U.S. Government Agency Obligations — 5.4%
FHLB, 5.30%, 10/23/09 ◊	$5,000,000	$5,000,615
FHLMC, 6.00%, 6/18/14 ◊	3,000,000	3,018,069

Total U.S. Government
Agency Obligations		$8,018,684

Municipal Bond — 0.1%
Finance — 0.1%
Tobacco Settlement
Financing Corp., 5.92%, 6/1/12	$115,000	$114,733

Diamond Hill Funds Annual Report December 31, 2007	Page 33

Diamond Hill Strategic Income Fund
Schedule of Investments (Continued)
December 31, 2007

	Shares	Market Value
Total Investment Securities — 118.1%
(Amortized Cost $191,279,683)**		$176,241,961

Liabilities In Excess
Of Other Assets — (18.1%)		(26,963,880)

Net Assets — 100.0%		$149,278,081

†	Restricted and illiquid securities valued at fair value and not registered under the Securities Act of 1933:

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Alesco Preferred Funding III	March-05	$820,479	$840,411	0.6%
Alesco Preferred Funding IV	May-04	360,666	297,368	0.2%
Alesco Preferred Funding V	October-04	83,617	65,624	0.0%
Alesco Preferred Funding VI	December-04	621,631	491,244	0.3%
Alesco Preferred
Funding VI Series E	March-05	349,537	286,296	0.2%
Fort Sheridan, LTD	March-05	494,626	233,101	0.2%
Taberna Preferred
Funding, LTD	March-05	1,033,336	555,094	0.4%
UBS Ag Structured,
5.07% 06/20/08	December-03	751,938	745,950	0.5%
		$4,515,830	$3,515,088	2.3%

∆
Variable notes earn interest at a coupon rate which fluctuates at specified intervals, usually daily, monthly or semi-annually.  The rates shown in the Schedule of Investments are the coupon rates in effect at December 31, 2007.

◊	All or portion of the security is on loan. The total value of the securities on loan, as of December 31, 2007, was $27,172,901.

††	Represents collateral for securities loaned.

**	Represents cost for financial reporting purposes.

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

REIT - Real Estate Investment Trust

PLC  - Public Limited Company

See accompanying Notes to Financial Statements.

Page 34	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Funds
Statements of Assets & Liabilities
December 31, 2007

	Small Cap Fund	Small-Mid Cap Fund	Large Cap Fund	Select Fund
Assets
Investment securities, at cost	$540,693,405	$43,983,924	$418,337,025	$20,513,703
Investment securities, at market value - including $164,626,402,
$11,591,944, $38,977,200 and $3,192,040 of securities loaned for the Small Cap Fund, the Small-Mid Cap Fund, the Large Cap Fund
and the Select Fund, respectively.	$548,558,283	$43,572,570	$456,625,521	$21,755,668
Receivable for securities sold	-	-	4,611,516	-
Receivable for fund shares issued	664,948	37,813	965,152	45,204
Receivable for dividends and interest	535,791	54,028	795,017	37,441
Total Assets	549,759,022	43,664,411	462,997,206	21,838,313

Liabilities
Return of collateral for securities on loan	173,001,157	12,188,594	40,262,091	3,316,038
Distributions Payable	-	-	2,138	-
Payable for securities purchased	1,541,043	-	894,392	-
Payable for fund shares redeemed	1,985,147	20,225	422,719	62,000
Payable to Investment Adviser	259,437	20,218	215,459	11,406
Payable to Administrator	99,617	6,427	104,828	4,659
Accrued distribution and service fees	278,887	13,730	265,210	23,410
Total Liabilities	177,165,288	12,249,194	42,166,837	3,417,513

Net Assets	$372,593,734	$31,415,217	$420,830,369	$18,420,800

Components of Net Assets
Paid-in capital	$369,550,179	$31,867,530	$378,907,959	$16,617,436
Accumulated net investment income	-	942	13,484	54
Accumulated net realized gains (losses)
from investment transactions	(4,821,323)	(41,901)	3,620,430	561,345
Net unrealized appreciation (depreciation)
on investments	7,864,878	(411,354)	38,288,496	1,241,965
Net Assets	$372,593,734	$31,415,217	$420,830,369	$18,420,800

Pricing of Class A Shares
Net assets attributable to Class A shares	$315,378,306	$10,548,526	$309,616,859	$6,841,236
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	13,996,769	1,004,421	19,052,959	644,843
Net asset value and redemption price per share	$22.53	$10.50	$16.25	$10.61
Maximum offering price per share	$23.72	$11.05	$17.11	$11.17

Pricing of Class C Shares
Net assets attributable to Class C shares	$25,158,207	$2,388,194	$27,084,174	$6,912,483
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	1,173,530	229,552	1,710,290	654,497
Net asset value, offering price and
redemption price per share (A)	$21.44	$10.40	$15.84	$10.56

Pricing of Class I Shares
Net assets attributable to Class I shares	$32,057,221	$18,478,497	$84,129,336	$4,667,081
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	1,420,448	1,759,855	5,165,646	440,864
Net asset value, offering price and
redemption price per share	$22.57	$10.50	$16.29	$10.59

(A) Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2007	Page 35

Diamond Hill Funds
Statements of Assets & Liabilities
December 31, 2007

	Long-Short Fund	Financial Long-Short Fund	Strategic Income Fund
Assets
Investment securities, at cost	$1,875,156,740	$42,571,906	$191,279,683
Investment securities, at market value - including $209,873,464,
$7,512,678 and $27,172,901 of securities loaned for
the Long-Short Fund, the Financial Long-Short Fund
and the Strategic Income Fund, respectively	$1,983,250,410	$38,740,779	$176,241,961
Deposits with brokers for securities sold short	534,479,835	5,002,051	-
Receivable for securities sold	-	436,129	757,790
Receivable for fund shares issued	7,645,948	293,829	158,743
Receivable for dividends and interest	5,259,754	120,126	1,273,262
Total Assets	2,530,635,947	44,592,914	178,431,756

Liabilities
Return of collateral for securities on loan	218,967,609	7,786,594	28,088,045
Securities sold short, at value (proceeds $509,311,696 for the	527,362,613	3,007,090	-
Long-Short Fund and $3,723,605 for the Financial Long-Short Fund)
Dividends payable	754	-	288,175
Payable for securities purchased	7,744,298	260,883	-
Payable for dividends on securities sold short	247,605	1,120	-
Payable for fund shares redeemed	4,106,064	120,860	571,779
Payable to Investment Adviser	1,349,560	29,875	65,510
Payable to Administrator	421,205	9,255	33,398
Accrued distribution and service fees	1,359,329	29,402	106,768
Total Liabilities	761,559,037	11,245,079	29,153,675

Net Assets	$1,769,076,910	$33,347,835	$149,278,081

Components of Net Assets
Paid-in capital	$1,675,416,799	$36,833,508	$165,292,401
Accumulated net investment income	-	-	1,675,336
Accumulated net realized gains (losses)
from investment transactions	3,617,358	(371,061)	(2,651,934)
Net unrealized appreciation (depreciation)
on investments	90,042,753	(3,114,612)	(15,037,722)
Net Assets	$1,769,076,910	$33,347,835	$149,278,081

Pricing of Class A Shares
Net assets attributable to Class A shares	$965,259,195	$27,597,114	$54,435,242
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	52,474,062	1,703,458	5,227,716
Net asset value and redemption price per share	$18.40	$16.20	$10.41
Maximum offering price per share	$19.36	$17.05	$10.79

Pricing of Class C Shares
Net assets attributable to Class C shares	$303,392,268	$3,286,906	$24,637,601
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	17,188,076	210,648	2,367,536
Net asset value, offering price and
redemption price per share (A)	$17.65	$15.60	$10.41

Pricing of Class I Shares
Net assets attributable to Class I shares	$500,425,447	$2,463,815	$70,205,238
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	27,102,770	152,288	6,753,339
Net asset value, offering price and
redemption price per share	$18.46	$16.18	$10.40

(A) Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

Page 36	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Funds
Statements of Operations
For the year ended December 31, 2007

	Small Cap Fund	Small-Mid Cap Fund	Large Cap Fund	Select Fund
Investment Income
Dividends	$7,292,573	$539,671	$10,137,432	$428,566
Securities lending income	234,312	4,250	31,478	637
Total Investment Income	7,526,885	543,921	10,168,910	429,203

Expenses
Investment advisory fees	3,599,763	216,210	2,602,640	135,054
Administration fees	1,437,753	73,519	1,334,964	57,950
Distribution fees - Class A	938,131	28,849	838,381	21,580
Distribution and service fees - Class C	314,482	26,858	258,129	65,648
Custody fees	14,629	3,040	13,594	1,420
Total Expenses Before Securities Lending Credit	6,304,758	348,476	5,047,708	281,652
Less: Custody fee credits	(14,629)	(3,040)	(13,594)	(1,420)
Net Expenses	6,290,129	345,436	5,034,114	280,232

Net Investment Income	1,236,756	198,485	5,134,796	148,971

Realized and Unrealized Gains (Losses) on Investments
Net realized gains from security transactions	19,933,007	600,735	17,877,206	264,058
Net change in unrealized appreciation/depreciation
on investments	(35,970,248)	(1,323,826)	2,605,067	478,695
Net Realized and Unrealized
Gains (Losses) on Investments	(16,037,241)	(723,091)	20,482,273	742,753

Net Change in Net Assets from Operations	$(14,800,485)	$(524,606)	$25,617,069	$891,724
	Long-Short Fund	Financial Long-Short Fund	Strategic Income Fund
Investment Income
Dividends	$67,400,078	$1,761,551	$7,694,768
Interest	-	-	3,976,836
Securities lending income	122,074	5,662	50,660
Total Investment Income	67,522,152	1,767,213	11,722,264

Expenses
Investment advisory fees	14,625,097	442,720	808,031
Administration fees	4,737,233	145,769	430,339
Distribution fees - Class A	2,322,871	93,960	155,381
Distribution and service fees - Class C	2,648,883	51,086	295,520
Dividend expense on securities sold short	3,358,667	100,432	-
Custody fees	54,585	3,867	8,446
Total Expenses Before Securities Lending Credit	27,747,336	837,834	1,697,717
Less: Custody fee credits	(54,585)	(3,867)	(8,446)
Net Expenses	27,692,751	833,967	1,689,271

Net Investment Income	39,829,401	933,246	10,032,993

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) from security transactions	30,449,797	(123,016)	157,053
Net realized gains (losses) on closed short positions	(19,309,212)	1,168,368	-
Net change in unrealized appreciation/depreciation on investments	6,810,313	(9,415,287)	(19,116,365)
Net Realized and Unrealized
Gains (Losses) on Investments	17,950,898	(8,369,935)	(18,959,312)

Net Change in Net Assets from Operations	$57,780,299	$(7,436,689)	$(8,926,319)

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2007	Page 37

Diamond Hill Funds
Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund		Large Cap Fund		Select Fund
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006 (A)	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006 (A)

From Operations
Net investment income	$1,236,756	$1,840,865	$198,485	$66,803	$5,134,796	$3,627,295	$148,971	$128,160
Net realized gains from
security transactions	19,933,007	13,279,686	600,735	290,830	17,877,206	13,150,211	264,058	353,784
Net change in unrealized
appreciation/depreciation
on investments	(35,970,248)	14,570,777	(1,323,826)	912,472	2,605,067	25,863,722	478,695	763,270
Net Change in Net Assets
from Operations	(14,800,485)	29,691,328	(524,606)	1,270,105	25,617,069	42,641,228	891,724	1,245,214

Distributions to Shareholders
From net investment income:
Class A	(1,056,536)	(1,461,271)	(39,380)	(11,426)	(3,603,836)	(2,849,167)	(58,851)	(72,460)
Class C	-	-	-	-	(157,384)	(71,342)	(23,687)	(18,228)
Class I	(251,292)	(377,249)	(158,867)	(54,675)	(1,371,991)	(697,950)	(66,379)	(36,839)
From net realized gains
on investments:
Class A	(19,955,753)	(8,863,709)	(272,115)	(49,613)	(14,708,735)	(2,314,419)	(744,125)	(101,349)
Class C	(1,691,144)	(754,982)	(62,709)	(12,636)	(1,323,945)	(158,661)	(671,947)	(57,943)
Class I	(2,137,888)	(1,100,628)	(465,333)	(63,254)	(3,978,795)	(395,892)	(441,157)	(34,363)
Decrease in Net Assets
from Distributions
to Shareholders	(25,092,613)	(12,557,839)	(998,404)	(191,604)	(25,144,686)	(6,487,431)	(2,006,146)	(321,182)

From Capital Transactions
Class A
Proceeds from shares sold	119,352,219	241,663,449	3,433,228	9,566,845	114,758,877	268,607,885	884,360	18,883,568
Reinvested distributions	20,373,877	9,911,385	297,850	59,115	17,658,977	4,850,082	483,596	94,612
Payments for shares redeemed	(222,404,372)	(143,145,225)	(2,351,675)	(426,881)	(163,308,272)	(62,457,935)	(4,236,862)	(9,380,029)
Net Increase (Decrease)
in Net Assets from Class A
Share Transactions	(82,678,276)	108,429,609	1,379,403	9,199,079	(30,890,418)	211,000,032	(2,868,906)	9,598,151

Class C
Proceeds from shares sold	1,664,661	1,486,361	835,503	2,414,652	10,328,176	12,780,229	3,844,134	6,235,183
Reinvested distributions	1,483,083	681,608	53,434	10,875	1,244,764	195,346	584,331	47,945
Payments for shares redeemed	(10,123,632)	(9,741,761)	(742,446)	(144,768)	(6,574,570)	(2,147,915)	(2,690,869)	(901,037)
Net Increase (Decrease)
in Net Assets from Class C
Share Transactions	(6,975,888)	(7,573,792)	146,491	2,280,759	4,998,370	10,827,660	1,737,596	5,382,091

Class I
Proceeds from shares sold	8,739,099	30,854,005	7,436,307	11,789,608	32,853,371	46,111,291	2,635,980	3,190,001
Reinvested distributions	2,036,900	1,300,894	617,066	114,768	5,060,574	1,042,006	446,200	57,377
Payments for shares redeemed	(26,575,061)	(17,678,427)	(603,389)	(500,366)	(11,570,264)	(1,825,245)	(1,332,910)	(234,390)
Net Increase (Decrease)
in Net Assets from Class I
Share Transactions	(15,799,062)	14,476,472	7,449,984	11,404,010	26,343,681	45,328,052	1,749,270	3,012,988

Total Increase (Decrease)
in Net Assets	(145,346,324)	132,465,778	7,452,868	23,962,349	924,016	303,309,541	(496,462)	18,917,262

Net Assets
Beginning of year	517,940,058	385,474,280	23,962,349	-	419,906,353	116,596,812	18,917,262	-
End of year	$372,593,734	$517,940,058	$31,415,217	$23,962,349	$420,830,369	$419,906,353	$18,420,800	$18,917,262

Accumulated Net
Investment Income	$-	$199,279	$942	$702	$13,484	$11,899	$54	$-

(A)	Represents the period from commencement of operations from December 31, 2005 through December 31, 2006, and commencement of public offering and investment operations on January 3, 2006.

See accompanying Notes to Financial Statements.

Page 38	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Funds
Statements of Changes in Net Assets

	Long-Short Fund		Financial Long-Short Fund		Strategic Income Fund
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007 (A)	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
From Operations
Net investment income	$39,829,401	$16,637,375	$933,246	$483,643	$10,032,993	$6,322,138
Net realized gains (losses) from security transactions	30,449,797	48,765,541	(123,016)	1,001,438	157,053	(1,176,522)
Net realized gains (losses) on closed short positions	(19,309,212)	7,580,802	1,168,368	6,179	-	-
Net change in unrealized appreciation/
depreciation on investments	6,810,313	46,892,489	(9,415,287)	3,012,090	(19,116,365)	4,867,608
Net Change in Net Assets from Operations	57,780,299	119,876,207	(7,436,689)	4,503,350	(8,926,319)	10,013,224

Distributions to Shareholders
From net investment income:
Class A	(21,519,028)	(10,232,380)	(792,875)	(450,305)	(3,670,256)	(2,386,238)
Class C	(5,312,054)	(1,714,365)	(60,297)	(32,134)	(1,479,611)	(1,162,593)
Class I	(13,062,198)	(4,666,367)	(80,100)	-	(4,478,858)	(2,292,771)
From net realized gains on investments:
Class A	(17,762,664)	(15,916,405)	(1,122,892)	(646,082)	(566,106)	-
Class C	(5,812,567)	(4,076,127)	(147,317)	(77,458)	(255,532)	-
Class I	(8,888,393)	(5,994,042)	(106,177)	-	(714,341)	-
Decrease in Net Assets from
Distributions to Shareholders	(72,356,904)	(42,599,686)	(2,309,658)	(1,205,979)	(11,164,704)	(5,841,602)

From Capital Transactions
Class A
Proceeds from shares sold	587,027,148	748,080,923	26,049,220	28,386,555	39,197,097	22,508,919
Reinvested distributions	34,843,615	23,482,616	1,456,165	887,198	3,660,599	2,218,191
Payments for shares redeemed	(422,279,060)	(227,866,464)	(30,897,726)	(10,597,849)	(30,041,865)	(8,471,730)
Net Increase (Decrease) in Net Assets
from Class A Share Transactions	199,591,703	543,697,075	(3,392,341)	18,675,904	12,815,831	16,255,380

Class C
Proceeds from shares sold	160,652,765	116,274,212	2,613,317	2,362,985	10,695,953	10,823,237
Reinvested distributions	7,710,946	4,678,090	135,522	85,778	1,295,674	977,800
Payments for shares redeemed	(50,301,042)	(16,096,040)	(3,015,863)	(734,210)	(10,868,804)	(6,161,653)
Net Increase (Decrease) in Net Assets
from Class C Share Transactions	118,062,669	104,856,262	(267,024)	1,714,553	1,122,823	5,639,384

Class I
Proceeds from shares sold	334,731,735	261,137,582	6,024,037	-	37,678,558	28,201,031
Reinvested distributions	16,659,660	8,126,804	129,116	-	4,016,764	1,985,620
Payments for shares redeemed	(137,837,684)	(50,447,972)	(2,997,969)	-	(16,846,722)	(2,683,189)
Net Increase in Net Assets
from Class I Share Transactions	213,553,711	218,816,414	3,155,184	-	24,848,600	27,503,462

Total Increase (Decrease) in Net Assets	516,631,478	944,646,272	(10,250,528)	23,687,828	18,696,231	53,569,848

Net Assets
Beginning of year	1,252,445,432	307,799,160	43,598,363	19,910,535	130,581,850	77,012,002
End of year	$1,769,076,910	$1,252,445,432	$33,347,835	$43,598,363	$149,278,081	$130,581,850

Accumulated Net Investment Income	$-	$31,430	$-	$18,935	$1,675,336	$1,137,687

(A)
For Class I shares represents the period from commencement of operations from December 31, 2006 through December 31, 2007, and commencement of public offering and investment operations on January 3, 2007.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2007	Page 39

Diamond Hill Funds
Schedule of Capital Share Transactions

	Small Cap Fund		Small-Mid Cap Fund		Large Cap Fund		Select Fund
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006 (A)	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006 (A)
Shares
Class A Shares:
Issued	4,724,481	9,777,692	305,833	916,260	6,807,708	17,711,819	73,770	1,789,739
Reinvested	890,223	391,952	27,867	5,370	1,059,206	295,973	44,429	8,440
Redeemed	(8,858,418)	(5,825,945)	(210,231)	(40,678)	(9,492,784)	(4,021,684)	(371,473)	(900,062)
Net increase (decrease) in shares outstanding	(3,243,714)	4,343,699	123,469	880,952	(1,625,870)	13,986,108	(253,274)	898,117
Shares outstanding, beginning of period	17,240,483	12,896,784	880,952	-	20,678,829	6,692,721	898,117	-
Shares outstanding, end of period	13,996,769	17,240,483	1,004,421	880,952	19,052,959	20,678,829	644,843	898,117
Class C Shares:
Issued	69,286	62,322	73,696	231,713	627,561	861,725	323,350	589,923
Reinvested	68,251	28,154	5,055	992	76,843	12,222	54,132	4,291
Redeemed	(424,112)	(411,819)	(67,491)	(14,413)	(397,122)	(143,533)	(230,312)	(86,887)
Net increase (decrease) in shares outstanding	(286,575)	(321,343)	11,260	218,292	307,282	730,414	147,170	507,327
Shares outstanding, beginning of period	1,460,105	1,781,448	218,292	-	1,403,008	672,594	507,327	-
Shares outstanding, end of period	1,173,530	1,460,105	229,552	218,292	1,710,290	1,403,008	654,497	507,327
Class I Shares:
Issued	347,853	1,236,764	656,463	1,133,512	1,933,936	2,936,838	223,977	304,517
Reinvested	88,558	51,275	57,693	10,437	302,344	63,368	40,927	5,116
Redeemed	(1,064,731)	(716,344)	(52,687)	(45,563)	(678,909)	(113,791)	(112,498)	(21,175)
Net increase (decrease) in shares outstanding	(628,320)	571,695	661,469	1,098,386	1,557,371	2,886,415	152,406	288,458
Shares outstanding, beginning of period	2,048,768	1,477,073	1,098,386	-	3,608,275	721,860	288,458	-
Shares outstanding, end of period	1,420,448	2,048,768	1,759,855	1,098,386	5,165,646	3,608,275	440,864	288,458

(A)	Represents the period from commencement of operations from December 31, 2005 through December 31, 2006, and commencement of public offering and investment operations on January 3, 2006.

See accompanying Notes to Financial Statements.

Page 40	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Funds
Schedule of Capital Share Transactions

	Long-Short Fund		Financial Long-Short Fund		Strategic Income Fund
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007(A)	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Shares
Class A Shares:
Issued	31,616,314	42,263,327	1,284,397	1,417,131	3,348,624	1,967,217
Reinvested	1,861,265	1,257,154	86,843	42,390	324,420	193,757
Redeemed	(22,646,226)	(12,814,047)	(1,532,625)	(534,193)	(2,662,913)	(740,245)
Net increase (decrease) in shares outstanding	10,831,353	30,706,434	(161,385)	925,328	1,010,131	1,420,729
Shares outstanding, beginning of period	41,642,709	10,936,275	1,864,843	939,515	4,217,585	2,796,856
Shares outstanding, end of period	52,474,062	41,642,709	1,703,458	1,864,843	5,227,716	4,217,585
Class C Shares:
Issued	9,018,256	6,779,536	133,621	122,299	913,237	952,633
Reinvested	429,372	260,608	8,371	4,273	114,757	85,466
Redeemed	(2,806,115)	(946,960)	(161,204)	(39,359)	(960,991)	(540,262)
Net increase (decrease) in shares outstanding	6,641,513	6,093,184	(19,212)	87,213	67,003	497,837
Shares outstanding, beginning of period	10,546,563	4,453,379	229,860	142,647	2,300,533	1,802,696
Shares outstanding, end of period	17,188,076	10,546,563	210,648	229,860	2,367,536	2,300,533
Class I Shares:
Issued	17,937,547	14,523,326	297,038	-	3,263,906	2,455,009
Reinvested	886,331	433,229	7,713	-	357,639	173,496
Redeemed	(7,325,935)	(2,799,639)	(152,463)	-	(1,513,887)	(235,712)
Net increase in shares outstanding	11,497,943	12,156,916	152,288	-	2,107,658	2,392,793
Shares outstanding, beginning of period	15,604,827	3,447,911	-	-	4,645,681	2,252,888
Shares outstanding, end of period	27,102,770	15,604,827	152,288	-	6,753,339	4,645,681

(A)   For Class I shares represents the period from commencement of operations from December 31, 2006 through December 31, 2007, and commencement of public offering and investment operations on January 3, 2007.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2007	Page 41

Diamond Hill Funds
Financial Highlights

For a share outstanding throughout each period.

Diamond Hill Small Cap Fund - Class A	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net asset value at beginning of year	$25.03	$23.95	$21.41	$16.82	$11.26
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.09	0.02	(0.03)	(0.06)
Net realized and unrealized gains (losses) on investments	(1.00)	1.60	2.74	4.94	5.71
Total from investment operations	(0.92)	1.69	2.76	4.91	5.65
Less Distributions:
Dividends from net investment income	(0.08)	(0.09)	(0.01)	-	-
Distributions from net realized gains	(1.50)	(0.52)	(0.21)	(0.32)	(0.09)
Total distributions	(1.58)	(0.61)	(0.22)	(0.32)	(0.09)
Net asset value at end of year	$22.53	$25.03	$23.95	$21.41	$16.82
Total return(A)	(3.79%)	7.03%	12.90%	29.26%	50.18%
Net assets at end of year (000s)	$315,378	$431,524	$308,925	$55,411	$11,919
Ratio of net expenses to average net assets	1.39%	1.42%	1.45%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.29%	0.38%	0.19%	(0.35%)	(0.57%)
Ratio of gross expenses to average net assets	1.39%	1.42%	1.45%	1.51%	1.51%
Portfolio turnover rate	21%	30%	15%	30%	53%

Diamond Hill Small Cap Fund - Class C	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net asset value at beginning of year	$24.00	$23.08	$20.79	$16.45	$11.09
Income (loss) from investment operations:
Net investment loss	(0.15)	(0.10)	(0.08)	(0.15)	(0.18)
Net realized and unrealized gains (losses) on investments	(0.91)	1.54	2.58	4.81	5.63
Total from investment operations	(1.06)	1.44	2.50	4.66	5.45
Distributions from net realized gains	(1.50)	(0.52)	(0.21)	(0.32)	(0.09)
Net asset value at end of year	$21.44	$24.00	$23.08	$20.79	$16.45
Total return(A)	(4.51%)	6.23%	12.05%	28.40%	49.15%
Net assets at end of year (000s)	$25,158	$35,035	$41,115	$15,259	$7,213
Ratio of net expenses to average net assets	2.14%	2.17%	2.20%	2.25%	2.25%
Ratio of net investment loss to average net assets	(0.46%)	(0.37%)	(0.61%)	(1.20%)	(1.35%)
Ratio of gross expenses to average net assets	2.14%	2.17%	2.20%	2.26%	2.26%
Portfolio turnover rate	21%	30%	15%	30%	53%

Diamond Hill Small Cap Fund - Class I	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005 (B)
Net asset value at beginning of period	$25.08	$23.99	$19.93
Income (loss) from investment operations:
Net investment income	0.22	0.21	0.04
Net realized and unrealized gains (losses) on investments	(1.05)	1.59	4.27
Total from investment operations	(0.83)	1.80	4.31
Less Distributions:
Dividends from net investment income	(0.18)	(0.19)	(0.04)
Distributions from net realized gains	(1.50)	(0.52)	(0.21)
Total distributions	(1.68)	(0.71)	(0.25)
Net asset value at end of period	$22.57	$25.08	$23.99
Total return	(3.41)%	7.49%	21.63%	(C)
Net assets at end of period (000s)	$32,057	$51,381	$35,434
Ratio of net expenses to average net assets	0.98%	0.99%	0.99%	(D)
Ratio of net investment income to average net assets	0.69%	0.82%	0.74%	(D)
Ratio of gross expenses to average net assets	0.98%	0.99%	0.99%	(D)
Portfolio turnover rate	21%	30%	15%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Class I commenced operations on April 29, 2005.

(C)	Not annualized.

(D)	Annualized.

See accompanying Notes to Financial Statements.

Page 42	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Funds
Financial Highlights

For a share outstanding throughout each period.

Diamond Hill Small-Mid Cap Fund - Class A	Year Ended December 31, 2007	Year Ended December 31, 2006 (A)
Net asset value at beginning of period	$10.91	$10.00
Income (loss) from investment operations:
Net investment income	0.06	0.04
Net realized and unrealized gains (losses) on investments	(0.15)	0.94
Total from investment operations	(0.09)	0.98
Less Distributions:
Dividends from net investment income	(0.04)	(0.01)
Distributions from net realized gains	(0.28)	(0.06)
Total distributions	(0.32)	(0.07)
Net asset value at end of period	$10.50	$10.91
Total return(B)	(0.91%)	9.81%
Net assets at end of period (000s)	$10,549	$9,608
Ratio of net expenses to average net assets	1.33%	1.21%
Ratio of net investment income to average net assets	0.54%	0.49%
Ratio of gross expenses to average net assets	1.34%	1.34%
Portfolio turnover rate	39%	33%

Diamond Hill Small-Mid Cap Fund - Class C	Year Ended December 31, 2007	Year Ended December 31, 2006 (A)
Net asset value at beginning of period	$10.85	$10.00
Income (loss) from investment operations:
Net investment loss	(0.02)	(0.02)
Net realized and unrealized gains (losses) on investments	(0.15)	0.93
Total from investment operations	(0.17)	0.91
Distributions from net realized gains	(0.28)	0.06
Net asset value at end of period	$10.40	$10.85
Total return(B)	(1.65%)	9.08%
Net assets at end of period (000s)	$2,388	$2,368
Ratio of net expenses to average net assets	2.08%	2.00%
Ratio of net investment loss to average net assets	(0.21%)	(0.27%)
Ratio of gross expenses to average net assets	2.09%	2.11%
Portfolio turnover rate	39%	33%

Diamond Hill Small-Mid Cap Fund - Class I	Year Ended December 31, 2007	Year Ended December 31, 2006 (A)
Net asset value at beginning of period	$10.91	$10.00
Income (loss) from investment operations:
Net investment income	0.09	0.04
Net realized and unrealized gains (losses) on investments	(0.13)	0.98
Total from investment operations	(0.04)	1.02
Less Distributions:
Dividends from net investment income	(0.09)	(0.05)
Distributions from net realized gains	(0.28)	(0.06)
Total distributions	(0.37)	(0.11)
Net asset value at end of period	$10.50	$10.91
Total return	(0.44%)	10.18%
Net assets at end of period (000s)	$18,478	$11,986
Ratio of net expenses to average net assets	0.93%	0.90%
Ratio of net investment income to average net assets	0.97%	1.01%
Ratio of gross expenses to average net assets	0.94%	0.98%
Portfolio turnover rate	39%	33%

(A)	Class A, Class C, and Class I commenced operations on December 31, 2005, and commenced public offering and investment operations on January 3, 2006.

(B)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2007	Page 43

Diamond Hill Funds
Financial Highlights

For a share outstanding throughout each period.

Diamond Hill Large Cap Fund - Class A	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net asset value at beginning of year	$16.36	$14.44	$12.51	$10.34	$7.87
Income from investment operations:
Net investment income	0.21	0.15	0.05	0.02	0.04
Net realized and unrealized gains on investments	0.69	2.03	1.98	2.16	2.47
Total from investment operations	0.90	2.18	2.03	2.18	2.51
Less Distributions:
Dividends from net investment income	(0.19)	(0.14)	(0.06)	(0.01)	(0.04)
Distributions from net realized gains	(0.82)	(0.12)	(0.04)	-	-
Total distributions	(1.01)	(0.26)	(0.10)	(0.01)	(0.04)
Net asset value at end of year	$16.25	$16.36	$14.44	$12.51	$10.34
Total return(A)	5.42%	15.06%	16.19%	21.12%	31.92%
Net assets at end of year (000s)	$309,617	$338,286	$96,637	$17,369	$6,437
Ratio of net expenses to average net assets	1.18%	1.21%	1.27%	1.40%	1.39%
Ratio of net investment income to average net assets	1.15%	1.32%	1.08%	0.26%	0.62%
Ratio of gross expenses to average net assets	1.19%	1.21%	1.27%	1.42%	1.43%
Portfolio turnover rate	44%	32%	15%	13%	32%

Diamond Hill Large Cap Fund - Class C	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net asset value at beginning of year	$15.99	$14.15	$12.31	$10.23	$7.81
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.06	0.05	(0.04)	-
Net realized and unrealized gains on investments	0.70	1.95	1.83	2.12	2.42
Total from investment operations	0.76	2.01	1.88	2.08	2.42
Less Distributions:
Dividends from net investment income	(0.09)	(0.05)	-	-	-
Distributions from net realized gains	(0.82)	(0.12)	(0.04)	-	-
Total distributions	(0.91)	(0.17)	(0.04)	-	-
Net asset value at end of year	$15.84	$15.99	$14.15	$12.31	$10.23
Total return(A)	4.68%	14.18%	15.25%	20.33%	31.04%
Net assets at end of year (000s)	$27,084	$22,438	$9,518	$1,700	$871
Ratio of net expenses to average net assets	1.93%	1.96%	2.02%	2.15%	2.14%
Ratio of net investment income (loss) to average net assets	0.43%	0.57%	0.26%	(0.54%)	(0.14%)
Ratio of gross expenses to average net assets	1.93%	1.96%	2.02%	2.17%	2.18%
Portfolio turnover rate	44%	32%	15%	13%	32%
Diamond Hill Large Cap Fund - Class I	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005 (D)
Net asset value at beginning of period	$16.40	$14.47	$12.38
Income from investment operations:
Net investment income	0.25	0.13	0.08
Net realized and unrealized gains on investments	0.73	2.12	2.13
Total from investment operations	0.98	2.25	2.21
Less Distributions:
Dividends from net investment income	(0.27)	(0.20)	(0.08)
Distributions from net realized gains	(0.82)	(0.12)	(0.04)
Total distributions	(1.09)	(0.32)	(0.12)
Net asset value at end of period	$16.29	$16.40	$14.47
Total return	5.88%	15.49%	17.84%	(B)
Net assets at end of period (000s)	$84,129	$59,182	$10,442
Ratio of net expenses to average net assets	0.78%	0.78%	0.80%	(C)
Ratio of net investment income to average net assets	1.60%	1.82%	1.60%	(C)
Ratio of gross expenses to average net assets	0.78%	0.78%	0.80%	(C)
Portfolio turnover rate	44%	32%	15%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Not annualized.

(C)	Annualized.

(D)	Class I commenced operations on January 31, 2005.

See accompanying Notes to Financial Statements.

Page 44	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Funds
Financial Highlights

For a share outstanding throughout each period.

Diamond Hill Select Fund - Class A	Year Ended December 31, 2007	Year Ended December 31, 2006 (A)
Net asset value at beginning of period	$11.17	$10.00
Income from investment operations:
Net investment income	0.12	0.10
Net realized and unrealized gains on investments	0.53	1.27
Total from investment operations	0.65	1.37
Less Distributions:
Dividends from net investment income	(0.09)	(0.08)
Distributions from net realized gains	(1.12)	(0.12)
Total distributions	(1.21)	(0.20)
Net asset value at end of period	$10.61	$11.17
Total return(B)	5.63%	13.66%
Net assets at end of period (000s)	$6,841	$10,036
Ratio of net expenses to average net assets	1.29%	1.31%
Ratio of net investment income to average net assets	0.90%	1.04%
Ratio of gross expenses to average net assets	1.29%	1.31%
Portfolio turnover rate	55%	80%

Diamond Hill Select Fund - Class C	Year Ended December 31, 2007	Year Ended December 31, 2006 (A)
Net asset value at beginning of period	$11.16	$10.00
Income from investment operations:
Net investment income	0.02	0.02
Net realized and unrealized gains on investments	0.54	1.30
Total from investment operations	0.56	1.32
Less Distributions:
Dividends from net investment income	(0.04)	(0.04)
Distributions from net realized gains	(1.12)	(0.12)
Total distributions	(1.16)	(0.16)
Net asset value at end of period	$10.56	$11.16
Total return(B)	4.78%	13.11%
Net assets at end of period (000s)	$6,912	$5,661
Ratio of net expenses to average net assets	2.03%	2.05%
Ratio of net investment income to average net assets	0.23%	0.32%
Ratio of gross expenses to average net assets	2.04%	2.05%
Portfolio turnover rate	55%	80%

Diamond Hill Select Fund - Class I	Year Ended December 31, 2007	Year Ended December 31, 2006 (A)
Net asset value at beginning of period	$11.16	$10.00
Income from investment operations:
Net investment income	0.13	0.09
Net realized and unrealized gains on investments	0.57	1.32
Total from investment operations	0.70	1.41
Less Distributions:
Dividends from net investment income	(0.15)	(0.13)
Distributions from net realized gains	(1.12)	(0.12)
Total distributions	(1.27)	(0.25)
Net asset value at end of period	$10.59	$11.16
Total return	6.10%	14.04%
Net assets at end of period (000s)	$4,667	$3,220
Ratio of net expenses to average net assets	0.88%	0.84%
Ratio of net investment income to average net assets	1.37%	1.47%
Ratio of gross expenses to average net assets	0.89%	0.84%
Portfolio turnover rate	55%	80%

(A)	Class A, Class C, and Class I commenced operations on December 31, 2005, and commenced public offering and investment operations on January 3, 2006.

(B)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2007	Page 45

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each period.

Diamond Hill Long-Short Fund - Class A	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2003
Net asset value at beginning of year	$18.57	$16.46	$13.67		$11.75		$9.56
Income (loss) from investment operations:
Net investment income (loss)	0.44	0.26	0.10		0.00	(A)	(0.01)
Net realized and unrealized gains on investments	0.16	2.52	2.83		1.98		2.20
Total from investment operations	0.60	2.78	2.93		1.98		2.19
Less Distributions:
Dividends from net investment income	(0.42)	(0.25)	(0.10)		-		-
Distributions from net realized gains	(0.35)	(0.42)	(0.04)		(0.06)		-
Total distributions	(0.77)	(0.67)	(0.14)		(0.06)		-
Net asset value at end of year	$18.40	$18.57	$16.46		$13.67		$11.75
Total return(B)	3.14%	16.89%	21.46%		16.86%		22.91%
Net assets at end of year (000s)	$965,259	$773,161	$180,035		$47,008		$16,216
Ratio of net expenses to average net assets	1.69%	1.77%	1.82%		1.78%		1.70%
Ratio of net investment income (loss) to average net assets	2.46%	2.15%	1.12%		0.01%		(0.07%)
Ratio of gross expenses to average net assets	1.69%	1.77%	1.82%		1.79%		1.71%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	1.48%	1.51%	1.55%		1.60%		1.59%
Portfolio turnover rate	59%	83%	58	%(C)	53	%(C)	41%

Diamond Hill Long-Short Fund - Class C	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2003
Net asset value at beginning of year	$17.88	$15.92	$13.26		$11.48		$9.42
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.16	0.03		(0.05)		(0.04)
Net realized and unrealized gains on investments	0.16	2.38	2.70		1.89		2.10
Total from investment operations	0.43	2.54	2.73		1.84		2.06
Less Distributions:
Dividends from net investment income	(0.31)	(0.16)	(0.03)		-		-
Distributions from net realized gains	(0.35)	(0.42)	(0.04)		(0.06)		-
Total distributions	(0.66)	(0.58)	(0.07)		(0.06)		-
Net asset value at end of year	$17.65	$17.88	$15.92		$13.26		$11.48
Total return(B)	2.41%	15.98%	20.58%		16.04%		21.87%
Net assets at end of year (000s)	$303,392	$188,550	$70,891		$20,810		$6,390
Ratio of net expenses to average net assets	2.44%	2.52%	2.57%		2.53%		2.45%
Ratio of net investment income (loss) to average net assets	1.72%	1.40%	0.37%		(0.73%)		(0.75%)
Ratio of gross expenses to average net assets	2.44%	2.52%	2.57%		2.54%		2.46%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	2.23%	2.26%	2.30%		2.35%		2.34%
Portfolio turnover rate	59%	83%	58	%(C)	53	%(C)	41%

(A)	Amount rounds to less than $ 0.005.

(B)	Total returns shown exclude the effect of applicable sales charges.

(C)	The portfolio turnover rate for December 31, 2005 and December 31, 2004 has been revised to include long-term short selling transactions.

See accompanying Notes to Financial Statements.

Page 46	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each period.

Diamond Hill Long-Short Fund - Class I	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005 (D)
Net asset value at beginning of period	$18.63	$16.49	$13.80
Income from investment operations:
Net investment income	0.48	0.28	0.14
Net realized and unrealized gains on investments	0.19	2.59	2.73
Total from investment operations	0.67	2.87	2.87
Less Distributions:
Dividends from net investment income	(0.49)	(0.31)	(0.14)
Distributions from net realized gains	(0.35)	(0.42)	(0.04)
Total distributions	(0.84)	(0.73)	(0.18)
Net asset value at end of period	$18.46	$18.63	$16.49
Total return	3.59%	17.37%	20.81	%(A)
Net assets at end of period (000s)	$500,425	$290,734	$56,873
Ratio of net expenses to average net assets	1.29%	1.34%	1.39	%(B)
Ratio of net investment income to average net assets	2.87%	2.60%	1.71	%(B)
Ratio of gross expenses to average net assets	1.29%	1.34%	1.39	%(B)
Ratio of net expenses to average net assets, excluding dividends on securities sold short	1.08%	1.08%	1.10	%(B)
Portfolio turnover rate	59%	83%	58	%(C)

(A)	Not annualized.

(B)	Annualized.

(C)	The portfolio turnover rate for December 31, 2005 and December 31, 2004 has been revised to include long-term short selling transactions.

(D)	Class I commenced operations on January 31, 2005.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2007	Page 47

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each period.

Diamond Hill Financial Long-Short Fund - Class A	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net asset value at beginning of year	$20.90	$18.48	$19.10	$17.92	$13.63
Income (loss) from investment operations:
Net investment income	0.49	0.23	0.29	0.13	0.07
Net realized and unrealized gains (losses)
on investments	(4.04)	2.79	(0.24)	2.84	5.60
Total from investment operations	(3.55)	3.02	0.05	2.97	5.67
Less Distributions:
Dividends from net investment income	(0.47)	(0.24)	(0.30)	(0.13)	(0.06)
Distributions from net realized gains	(0.68)	(0.36)	(0.37)	(1.66)	(1.32)
Total distributions	(1.15)	(0.60)	(0.67)	(1.79)	(1.38)
Net asset value at end of year	$16.20	$20.90	$18.48	$19.10	$17.92
Total return(A)	(17.05%)	16.35%	0.25%	16.67%	41.85%
Net assets at end of year (000s)	$27,597	$38,978	$17,366	$20,682	$12,463
Ratio of net expenses to average net assets	1.81%	1.70%	1.67%	1.70%	1.68%
Ratio of net investment income
to average net assets	2.17%	1.80%	1.41%	0.90%	0.45%
Ratio of gross expenses to average net assets	1.82%	1.70%	1.67%	1.71%	1.70%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	1.59%	1.62%	-	-	-
Portfolio turnover rate	55%	45%	28%	36%	53%

Diamond Hill Financial Long-Short Fund - Class C	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net asset value at beginning of year	$20.10	$17.84	$18.42	$17.39	$13.31
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.13	0.15	0.03	(0.06)
Net realized and unrealized gains (losses)
on investments	(3.88)	2.63	(0.24)	2.70	5.46
Total from investment operations	(3.54)	2.76	(0.09)	2.73	5.40
Less Distributions:
Dividends from net investment income	(0.28)	(0.14)	(0.12)	(0.04)	-
Distributions from net realized gains	(0.68)	(0.36)	(0.37)	(1.66)	(1.32)
Total distributions	(0.96)	(0.50)	(0.49)	(1.70)	(1.32)
Net asset value at end of year	$15.60	$20.10	$17.84	$18.42	$17.39
Total return(A)	(17.68%)	15.47%	(0.49%)	15.79%	40.85%
Net assets at end of year (000s)	$3,287	$4,620	$2,544	$3,941	$1,974
Ratio of net expenses to average net assets	2.56%	2.45%	2.42%	2.45%	2.45%
Ratio of net investment income (loss)
to average net assets	1.42%	1.03%	0.67%	0.20%	(0.30%)
Ratio of gross expenses to average net assets	2.57%	2.45%	2.42%	2.46%	2.47%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	2.34%	2.37%	-	-	-
Portfolio turnover rate	55%	45%	28%	36%	53%

(A)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

Page 48	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each period.

Diamond Hill Financial Long-Short Fund - Class I	Year Ended December 31, 2007 (A)
Net asset value at beginning of period	$20.90
Income (loss) from investment operations:
Net investment income	0.37
Net realized and unrealized losses
on investments	(3.83)
Total from investment operations	(3.46)
Less Distributions:
Dividends from net investment income	(0.58)
Distributions from net realized gains	(0.68)
Total distributions	(1.26)
Net asset value at end of period	$16.18
Total return	(16.61%)
Net assets at end of period (000s)	$2,464
Ratio of net expenses to average net assets	1.41%
Ratio of net investment income to average net assets	2.96%
Ratio of gross expenses to average net assets	1.42%
Ratio of net expenses to average net assets, excluding dividends on securities sold short	1.18%
Portfolio turnover rate	55%

(A)	Represents the period from commencement of operations from December 31, 2006 through December 31, 2007, and commencement of public offering and investment operations on January 3, 2007.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2007	Page 49

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each period.

Diamond Hill Strategic Income Fund - Class A	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net asset value at beginning of year	$11.71	$11.25	$11.63	$11.58	$10.28
Income (loss) from investment operations:
Net investment income	0.68	0.70	0.66	0.64	0.67
Net realized and unrealized gains (losses) on investments	(1.20)	0.42	(0.38)	0.19	1.39
Total from investment operations	(0.52)	1.12	0.28	0.83	2.06
Less distributions:
Dividends from net investment income	(0.67)	(0.66)	(0.66)	(0.64)	(0.67)
Distributions from net realized gains	(0.11)	-	-	(0.14)	(0.09)
Total distributions	(0.78)	(0.66)	(0.66)	(0.78)	(0.76)
Net asset value at end of year	$10.41	$11.71	$11.25	$11.63	$11.58
Total return(A)	(4.78%)	10.26%	2.41%	7.46%	20.67%
Net assets at end of year (000s)	$54,435	$49,372	$31,456	$31,274	$17,923
Ratio of net expenses to average net assets	1.08%	1.12%	1.17%	1.20%	1.19%
Ratio of net investment income to average net assets	6.15%	6.38%	5.74%	5.75%	6.01%
Ratio of gross expenses to average net assets	1.09%	1.12%	1.17%	1.21%	1.21%
Portfolio turnover rate	142%	43%	66%	84%	83%

Diamond Hill Strategic Income Fund - Class C	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net asset value at beginning of year	$11.70	$11.24	$11.63	$11.58	$10.28
Income (loss) from investment operations:
Net investment income	0.62	0.62	0.58	0.56	0.60
Net realized and unrealized gains (losses) on investments	(1.22)	0.41	(0.40)	0.19	1.39
Total from investment operations	(0.60)	1.03	0.18	0.75	1.99
Less distributions:
Dividends from net investment income	(0.58)	(0.57)	(0.57)	(0.56)	(0.60)
Distributions from net realized gains	(0.11)	-	-	(0.14)	(0.09)
Total distributions	(0.69)	(0.57)	(0.57)	(0.70)	(0.69)
Net asset value at end of year	$10.41	$11.70	$11.24	$11.63	$11.58
Total return(A)	(5.43%)	9.43%	1.57%	6.70%	19.86%
Net assets at end of year (000s)	$24,638	$26,908	$20,257	$15,560	$8,428
Ratio of net expenses to average net assets	1.83%	1.87%	1.91%	1.95%	1.93%
Ratio of net investment income to average net assets	5.35%	5.63%	5.06%	5.02%	5.39%
Ratio of gross expenses to average net assets	1.84%	1.87%	1.91%	1.96%	1.95%
Portfolio turnover rate	142%	43%	66%	84%	83%

(A)	Total returns shown exclude the effect of applicable sales charges.

See accompanying Notes to Financial Statements.

Page 50	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Funds
Financial Highlights
For a share outstanding throughout each period.

Diamond Hill Strategic Income Fund - Class I	Year Ended December 31, 2007	Year Ended December 31, 2006	Period Ended December 31, 2005 (C)
Net asset value at beginning of period	$11.69	$11.23	$11.65
Income (loss) from investment operations:
Net investment income	0.71	0.73	0.65
Net realized and unrealized gains (losses) on investments	(1.17)	0.44	(0.42)
Total from investment operations	(0.46)	1.17	0.23
Less distributions:
Dividends from net investment income	(0.72)	(0.71)	(0.65)
Distributions from net realized gains	(0.11)	-	-
Total distributions	(0.83)	(0.71)	(0.65)
Net asset value at end of period	$10.40	$11.69	$11.23
Total return	(4.31%)	10.74%	2.03	%(A)
Net assets at end of period (000s)	$70,205	$54,302	$25,299
Ratio of net expenses to average net assets	0.68%	0.68%	0.70	%(B)
Ratio of net investment income to average net assets	6.62%	6.89%	6.57	%(B)
Ratio of gross expenses to average net assets	0.68%	0.68%	0.70	%(B)
Portfolio turnover rate	142%	43%	66%

(A)	Not annualized.

(B)	Annualized.

(C)	Represents the period from commencement of operations from January 31, 2005 through December 31, 2005.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2007	Page 51

Diamond Hill Funds
Notes to Financial Statements
December 31, 2007
Organization

The Diamond Hill Small Cap Fund (“Small Cap Fund”), Diamond Hill Small-Mid Cap Fund (“Small-Mid Cap Fund”), Diamond Hill Large Cap Fund (“Large Cap Fund”), Diamond Hill Select Fund (“Select Fund”), Diamond Hill Long-Short Fund (“Long-Short Fund”), Diamond Hill Financial Long-Short Fund (“Financial Long-Short Fund” and Diamond Hill Strategic Income Fund (“Strategic Income Fund”), are each a series of the Diamond Hill Funds (the “Trust”) (each a “Fund” and collectively the “Funds”). The Trust is an Ohio business trust, which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, management investment company.  Each Fund is a diversified series of the Trust.  Effective September 1, 2007, the Small Cap Fund re-opened to new shareholders.

The Funds offer three classes of shares: Class A, Class C and Class I.  Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Security valuation — Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded.  Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid price in the principal market where such securities are normally traded.  Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market.  Securities for which market quotations are not readily available are valued at their "fair value".  In these cases, a Valuation Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund ("good faith fair valuation").  When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following:  dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of December 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Short sales — The Long-Short Fund, Financial Long-Short Fund and Strategic Income Fund may sell a security they do not own in anticipation of a decline in the value of that security.  When the Funds sell a security short, they must borrow the security sold short and deliver it to the broker-dealer through which they made the short sale.  A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Cash received from short sales is maintained by brokers and is used to meet margin requirements for short calls. It is included as “Deposits with brokers for securities sold short” on the Statements of Assets & Liabilities.

Page 52	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2007

Securities Lending — Effective May 1, 2007, the Board of Trustees approved a securities lending agreement with U.S. Bank, N.A. (the “Custodian”).  Under the terms of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved borrowers.  In exchange, the Funds receive cash collateral in the amount of at least 100% of the value of the securities loaned.  The cash collateral is invested in short term instruments as noted in the Schedules of Investments.  Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.  The agreement indemnifies the Funds from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement.  The agreement provides that after predetermined rebates to brokers, net securities lending income shall first be solely paid as credits and offset against costs and other charges incurred by each Fund with the Custodian.  Any remaining securities lending revenue is then paid to the Funds as securities lending income.  The securities lending income and the custody fee credits are presented in the Statements of Operations.

As of December 31, 2007, the value of securities loaned and the collateral held were as follows:

	Market Value of Securities Loaned	Value of Collateral Received
Small Cap Fund	$164,626,402	$173,001,157
Small-Mid Cap Fund	$11,591,944	$12,188,594
Large Cap Fund	$38,977,200	$40,262,091
Select Fund	$3,192,040	$3,316,038
Long-Short Fund	$209,873,464	$218,967,609
Financial Long-Short Fund	$7,512,678	$7,786,594
Strategic Income Fund	$27,172,901	$28,088,045

Security transactions — Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following trade date.  However, for financial reporting purposes, portfolio security transactions are reported on trade date. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized using the daily effective yield method.

Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Federal income taxes — Each Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders — Dividends from net investment income are declared and paid monthly for the Strategic Income Fund.  Dividends from net investment income are declared and paid on an annual basis for the Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, and Financial Long-Short Fund.  The Funds record distributions received from investments in Real Estate Investment Trusts (REITS) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain.  Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts.  The Funds adjust the estimated amounts of the components of distributions (and consequently net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.  Dividends are declared separately for each class.  No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP in the United States. These differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities, expiring capital loss carryforwards, and deferrals of certain losses.  Permanent book and tax basis differences are reclassified among the components of net assets. Certain Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Diamond Hill Funds Annual Report December 31, 2007	Page 53

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2007

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.  Class specific expenses are charged directly to the class incurring the expense.  Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.  Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Investment Transactions

For the year ended December 31, 2007, the purchases and sales (including maturities) of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

	Purchases	Sales
Small Cap Fund	$81,435,052	$191,181,972
Small-Mid Cap Fund	$17,290,350	$9,278,457
Large Cap Fund	$191,151,738	$171,749,312
Select Fund	$9,655,560	$9,497,061
Long-Short Fund	$1,592,459,757	$1,111,550,457
Financial Long-Short Fund	$29,342,854	$22,078,243
Strategic Income Fund	$187,217,514	$187,319,016

The Funds pay commissions on the purchase and sale of investment securities.  The commissions paid are included as part of the cost of purchases or net proceeds on the sale of investment securities and are not included in the presentation of Fund expenses on the Statements of Operations.  The Funds paid the following commissions during the year ended December 31, 2007:

	Total Commissions	Commissions as a % of Average Net Assets
Small Cap Fund	$184,066	0.04%
Small-Mid Cap Fund	$15,086	0.05%
Large Cap Fund	$191,884	0.04%
Select Fund	$8,422	0.04%
Long-Short Fund	$1,496,057	0.09%
Financial Long-Short Fund	$25,384	0.06%
Strategic Income Fund	$38,485	0.02%

Page 54	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2007

Investment Advisory Fees and Other Transactions with Affiliates

The Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Financial Long-Short Fund, and Strategic Income Fund each receive investment management and advisory services from Diamond Hill Capital Management, Inc. (“DHCM”) under management agreements that provide for fees to be paid at an annual rate of 0.80%, 0.75%, 0.60%, 0.70%, 0.90%, 1.00%, and 0.50% of the Funds’ average daily net assets, respectively.  The advisory agreements are subject to annual approval by the Board of Trustees.  In addition, each Fund has entered into an administrative services agreement whereby DHCM (“Administrator”) is paid a fee at an annual rate of 0.32% for Class A and Class C Shares and 0.18% for Class I shares of each Class’ average daily net assets.  Prior to April 30, 2007, the fees paid by Class A and Class C Shares were paid at an annual rate of 0.36% of each Class’ average daily net assets.  These administrative fees are used to pay most of the Funds’ operating expenses except advisory, distribution, custody, brokerage, taxes, interest, dividend expense on securities sold short, and extraordinary expenses.

Pursuant to rule 12b-1 of the 1940 Act, each Fund has adopted a distribution plan (together, the “Plans”).  Under the Plans, Class A shares pay a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay a distribution and shareholder-servicing fee at an annual rate of 0.75% and 0.25%, respectively, of Class C average daily net assets. Class I shares are not subject to any distribution or shareholder-servicing fees.  The Trust entered into a Distribution Agreement on behalf of the Funds with IFS Fund Distributors, Inc. (“Distributor”).  Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund’s shares.

For the year ended December 31, 2007, the Distributor received $5,188, $1,986, $14,396, $639, $158,030, $10,879, and $18,992, in sales commissions from the sales of Class A shares of the Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Financial Long-Short Fund, and Strategic Income Fund, respectively.  The Distributor also received $758, $254, $9,259, $347, $92,650, $6,216, and $5,932 of contingent deferred sales charges relating to redemptions of Class C shares of the Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Financial Long-Short Fund, and Strategic Income Fund, respectively.

DHCM has an agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”) to provide sub-transfer agent, sub-fund accounting, and sub-administrative services for the Funds. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Trust and its Funds (other than rendering investment advice), maintenance of books and records, preparation of reports, supervision of the Trust’s arrangement with the custodian and assistance in the preparation of the Trust’s registration statement under federal and state laws. JPMorgan is paid directly by DHCM under terms of these service agreements.

Certain officers of the Trust are affiliated with DHCM, JPMorgan or the Distributor.  Such officers receive no compensation from the Funds for serving in their respective roles.

Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations which may differ from GAAP.  The tax character of distributions paid differs from the character of distributions shown on the Statements of Changes in Net Assets due primarily to short-term capital gains being treated as ordinary income for tax purposes and the use of equalization.

Diamond Hill Funds Annual Report December 31, 2007	Page 55

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2007

The tax character of distributions paid during 2007 and 2006 was as follows:

	Small Cap Fund		Small-Mid Cap Fund		Large Cap Fund		Select Fund
	2007	2006	2007	2006	2007	2006	2007	2006
Distributions paid from:
Ordinary income	$1,804,841	$8,775,689	$383,749	$191,604	$10,040,327	$4,892,161	$1,494,756	$357,710
Long-term capital gains	23,287,772	4,882,826	614,655	-	15,104,359	1,739,721	678,617	-
Total distributions	$25,092,613	$13,658,515	$998,404	$191,604	$25,144,686	$6,631,882	$2,173,373	$357,710

	Long-Short Fund		Financial Long-Short Fund		Strategic Income Fund
	2007	2006	2007	2006	2007	2006
Distributions paid from:
Ordinary income	$56,499,180	$37,941,138	$1,693,193	$522,904	$9,428,087	$5,841,602
Long-term capital gains	22,195,381	5,437,134	616,465	825,774	1,736,617	-
Total distributions	$78,695,561	$43,378,272	$2,309,658	$1,348,678	$11,164,704	$5,841,602

The following information is computed on a tax basis for each item as of December 31, 2007:

	Small Cap Fund	Small-Mid Cap Fund	Large Cap Fund	Select Fund
Federal tax cost of investments	$540,693,405	$44,017,358	$418,495,903	$18,674,628
Gross unrealized appreciation	55,291,969	3,098,335	56,799,801	4,075,656
Gross unrealized depreciation	(47,427,091)	(3,543,123)	(18,670,183)	(994,616)
Net unrealized appreciation (depreciation)	7,864,878	(444,788)	38,129,618	3,081,040
Undistributed ordinary income	490,888	942	13,484	54
Undistributed long-term capital gains	-	-	3,779,308	568,314
Post-October losses	(5,312,211)	(8,467)	-	-
Other temporary differences	-	-	-	(1,846,044)
Accumulated earnings (deficit)	$3,043,555	$(452,313)	$41,922,410	$1,803,364

	Long-Short Fund	Financial Long-Short Fund	Strategic Income Fund
Tax cost of portfolio investments	$1,880,906,277	$42,646,857	$190,685,964
Gross unrealized appreciation	233,523,707	3,156,763	1,020,441
Gross unrealized depreciation	(149,230,491)	(6,346,326)	(15,464,444)
Net unrealized appreciation (depreciation)	84,293,216	(3,189,563)	(14,444,003)
Undistributed ordinary income	-	7,470	-
Undistributed long-term capital gains	9,366,895	-	-
Post-October losses	-	(303,580)	(1,503,980)
Other temporary differences	-	-	(66,337)
Accumulated earnings (deficit)	$93,660,111	$(3,485,673)	$(16,014,320)

The difference between book basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, investments in Real Estate Investment Trusts and Limited Partnerships.

Page 56	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Funds
Notes to Financial Statements (Continued)
December 31, 2007

Reclassification of capital accounts - Reclassifications result primarily from the difference in the tax treatment of  paydown gains and losses, equalization and investments in Real Estate Investment Trusts and Limited Partnerships.  The Funds may designate a portion of the earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income taxes. The following reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis:

	` Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Small Cap Fund	$5,505,865	$(128,207)	$(5,377,658)
Small-Mid Cap Fund	7,804	2	(7,806)
Large Cap Fund	4,647,019	-	(4,647,019)
Select Fund	(823,704)	-	823,704
Long Short Fund	6,338,657	32,449	(6,371,106)
Financial Long-Short Fund	219,019	(18,909)	(200,110)
Strategic Income Fund	(33,832)	133,381	(99,549)

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to  determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2004 through 2007) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in their financial statements.

Diamond Hill Funds Annual Report December 31, 2007	Page 57

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of
the Diamond Hill Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diamond Hill Funds (comprised of the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Financial Long-Short Fund, and Diamond Hill Strategic Income Fund) (collectively, the “Funds”) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Diamond Hill Funds at December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
February 28, 2008

Page 58	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Funds
Other Items
December 31, 2007 (Unaudited)

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the year ended December 31, 2007 qualify for the corporate dividends received deduction:

Small Cap Fund	100%
Small-Mid Cap Fund	66%
Large Cap Fund	76%
Select Fund	24%
Long-Short Fund	43%
Financial Long-Short Fund	68%
Strategic Income Fund	69%

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-888-226-5595 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Disclosure

The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q and each second and forth quarters of each fiscal year on Form N-CSR. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-226-5595. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Monthly portfolio holdings are also available on www.diamond-hill.com.

Diamond Hill Funds Annual Report December 31, 2007	Page 59

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period
(Unaudited)

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and distribution fees. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.
We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over the six-month period covered by this report if you invested $1,000 in the Fund, using the Funds' actual return and operating expenses for the six months ended December 31, 2007. The examples use actual net operating expenses applicable to that class. The calculation does not reflect sales charges (loads). If this cost was included, your costs would have been higher. The examples contain two sets of numbers, one using the actual return earned by each class of each Fund during the six months ended December 31, 2007, and one using a hypothetical 5% annual return (2.5% for the reporting period).

		Net Expense Ratio Annualized December 31, 2007	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Investment Advisory Fees	Administration Fees	Distribution/ Service Fees	Total Net Expenses
Small Cap Fund
Class A	Actual return	1.37%	$ 1,000.00	$ 907.70	$ 3.85	$ 1.54	$ 1.20	$ 6.59
	Hypothetical return	1.37%	$ 1,000.00	$ 1,018.29	$ 4.07	$ 1.63	$ 1.28	$ 6.98
Class C	Actual return	2.12%	$ 1,000.00	$ 904.40	$ 3.84	$ 1.54	$ 4.81	$ 10.19
	Hypothetical return	2.12%	$ 1,000.00	$ 1,014.50	$ 4.07	$ 1.63	$ 5.08	$ 10.78
Class I	Actual return	0.98%	$ 1,000.00	$ 909.60	$ 3.85	$ 0.87	$ 0.00	$ 4.72
	Hypothetical return	0.98%	$ 1,000.00	$ 1,020.26	$ 4.08	$ 0.92	$ 0.00	$ 5.00

Small-Mid Cap Fund
Class A	Actual return	1.32%	$ 1,000.00	$ 930.30	$ 3.65	$ 1.56	$ 1.21	$ 6.42
	Hypothetical return	1.32%	$ 1,000.00	$ 1,018.55	$ 3.81	$ 1.63	$ 1.28	$ 6.72
Class C	Actual return	2.07%	$ 1,000.00	$ 926.30	$ 3.64	$ 1.56	$ 4.86	$ 10.06
	Hypothetical return	2.07%	$ 1,000.00	$ 1,014.76	$ 3.81	$ 1.63	$ 5.08	$ 10.52
Class I	Actual return	0.93%	$ 1,000.00	$ 932.40	$ 3.65	$ 0.88	$ 0.00	$ 4.53
	Hypothetical return	0.93%	$ 1,000.00	$ 1,020.52	$ 3.82	$ 0.91	$ 0.00	$ 4.73

Large Cap Fund
Class A	Actual return	1.17%	$ 1,000.00	$ 998.60	$ 3.02	$ 1.61	$ 1.27	$ 5.90
	Hypothetical return	1.17%	$ 1,000.00	$ 1,019.30	$ 3.06	$ 1.63	$ 1.27	$ 5.96
Class C	Actual return	1.92%	$ 1,000.00	$ 995.10	$ 3.02	$ 1.61	$ 5.03	$ 9.66
	Hypothetical return	1.92%	$ 1,000.00	$ 1,015.53	$ 3.05	$ 1.63	$ 5.08	$ 9.76
Class I	Actual return	0.78%	$ 1,000.00	$ 1,000.80	$ 3.03	$ 0.91	$ 0.00	$ 3.94
	Hypothetical return	0.78%	$ 1,000.00	$ 1,021.27	$ 3.06	$ 0.92	$ 0.00	$ 3.98

Select Fund
Class A	Actual return	1.27%	$ 1,000.00	$ 992.30	$ 3.52	$ 1.61	$ 1.25	$ 6.38
	Hypothetical return	1.27%	$ 1,000.00	$ 1,018.80	$ 3.57	$ 1.63	$ 1.27	$ 6.47
Class C	Actual return	2.02%	$ 1,000.00	$ 988.40	$ 3.50	$ 1.60	$ 5.01	$ 10.11
	Hypothetical return	2.02%	$ 1,000.00	$ 1,015.03	$ 3.55	$ 1.62	$ 5.08	$ 10.25
Class I	Actual return	0.88%	$ 1,000.00	$ 995.00	$ 3.52	$ 0.90	$ 0.00	$ 4.42
	Hypothetical return	0.88%	$ 1,000.00	$ 1,020.77	$ 3.56	$ 0.92	$ 0.00	$ 4.48

Page 60	Diamond Hill Funds Annual Report December 31, 2007

Diamond Hill Funds
Schedule of Shareholder Expenses
Hypothetical Example of a $1,000 Investment at Beginning of Period (Continued)
(Unaudited)

		Net Expense Ratio Annualized December 31, 2007	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Investment Advisory Fees	Administration Fees	Distribution/ Service Fees	Total Net Expenses
Long-Short Fund
Class A	Actual return	1.47%	$ 1,000.00	$ 1,033.70	$ 4.61	$ 1.64	$ 1.28	$ 7.53
	Hypothetical return	1.47%	$ 1,000.00	$ 1,017.80	$ 4.58	$ 1.63	$ 1.27	$ 7.48
Class C	Actual return	2.23%	$ 1,000.00	$ 1,029.80	$ 4.61	$ 1.64	$ 5.12	$ 11.37
	Hypothetical return	2.23%	$ 1,000.00	$ 1,014.01	$ 4.57	$ 1.63	$ 5.08	$ 11.28
Class I	Actual return	1.08%	$ 1,000.00	$ 1,035.90	$ 4.61	$ 0.93	$ 0.00	$ 5.54
	Hypothetical return	1.08%	$ 1,000.00	$ 1,019.77	$ 4.58	$ 0.91	$ 0.00	$ 5.49

Financial Long-Short Fund
Class A	Actual return	1.58%	$ 1,000.00	$ 821.70	$ 4.60	$ 1.47	$ 1.15	$ 7.22
	Hypothetical return	1.58%	$ 1,000.00	$ 1,017.28	$ 5.09	$ 1.63	$ 1.28	$ 8.00
Class C	Actual return	2.33%	$ 1,000.00	$ 818.30	$ 4.59	$ 1.47	$ 4.60	$ 10.66
	Hypothetical return	2.33%	$ 1,000.00	$ 1,013.48	$ 5.08	$ 1.63	$ 5.09	$ 11.80
Class I	Actual return	1.19%	$ 1,000.00	$ 823.70	$ 4.61	$ 0.82	$ 0.00	$ 5.43
	Hypothetical return	1.19%	$ 1,000.00	$ 1,019.25	$ 5.10	$ 0.91	$ 0.00	$ 6.01

Strategic Income Fund
Class A	Actual return	1.07%	$ 1,000.00	$ 925.40	$ 2.43	$ 1.55	$ 1.22	$ 5.20
	Hypothetical return	1.07%	$ 1,000.00	$ 1,019.81	$ 2.55	$ 1.63	$ 1.27	$ 5.45
Class C	Actual return	1.82%	$ 1,000.00	$ 922.40	$ 2.42	$ 1.55	$ 4.86	$ 8.83
	Hypothetical return	1.82%	$ 1,000.00	$ 1,016.02	$ 2.54	$ 1.63	$ 5.09	$ 9.26
Class I	Actual return	0.68%	$ 1,000.00	$ 928.00	$ 2.43	$ 0.88	$ 0.00	$ 3.31
	Hypothetical return	0.68%	$ 1,000.00	$ 1,021.78	$ 2.55	$ 0.92	$ 0.00	$ 3.47

_____________________
You can find more information about the Fund's expenses, including annual expense ratios for historical periods in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

Diamond Hill Funds Annual Report December 31, 2007	Page 61

Diamond Hill Funds

Management of the Trust (unaudited)

Listed in the charts below is basic information regarding the Trustees and officers of the Trust.

TRUSTEES:
Name/ Address/[1] Age	Position(s) Held with Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) At Least The Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Thomas E. Line Year of Birth: 1967	Chairman Trustee	Since November 2005	Managing Director and Chief Financial Officer, Red Capital Group (mortgage and investment banking subsidiary of National City Bank), October 2005 to the present; Vice President and Treasurer, Red Capital Group, September 2004 to October 2005; President, Focused Financial Consulting, Inc. (financial consulting), March 2002 to September 2004; Chief Operating Officer, Meeder Financial, Inc. (parent of investment adviser and mutual fund servicing companies), June 1998 to March 2002.	7

Elizabeth P. Kessler Year of Birth: 1968	Trustee	Since November 2005	Attorney - Jones Day	7

D’Ray Moore Year of Birth: 1959	Trustee	Since August 2007	Retired, Community Volunteer. Trustee of American Performance Funds from October 2004 to October 2007.	7

George A. Skestos Year of Birth: 1968	Trustee	Since August 2000	Managing Member, Arcadia Holdings, LLC (private investment banking firm), May 2001 to the present; President of Homewood Corporation (real estate development firm), January 2000 to the present.	7

PRINCIPAL OFFICERS:

Name/ Address/[1] Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) At Least the Last 5 Years

James F. Laird, Jr.[3] Year of Birth: 1957	President	Since December 2001
Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001. President of Diamond Hill Securities since July 2001. Vice President Corporate Strategy with Nationwide Insurance from January 2001 to July 2001. Senior Vice President Product Development with Villanova Capital from February 1999 through December 2000.

Gary R.Young[3] Year of Birth: 1969	Treasurer, Secretary and Chief Compliance Officer	Since May 2004 Since September 2004
Controller of Diamond Hill Investment Group, Inc. since April 2004. Director of Mutual Fund Administration with Banc One Investment Advisors October 1998 through April 2004. Vice President and Manager of Mutual Fund Accounting and Financial Reporting with First Chicago NBD January 1996 through October 1998.

[1]	The address of each Trustee and Officer is 325 John H. McConnell Boulevard - Suite 200, Columbus, Ohio 43215.

[2]	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

[3]
Mr. Laird and Mr.Young are each an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, because of their relationship with Diamond Hill Capital Management, Inc.

The Statement of Additional Information contains additional information about the Trustees and is available without charge on www.diamond-hill.com or by calling 1-888-226-5595.

Page 62	Diamond Hill Funds Annual Report December 31, 2007

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325 John H. McConnell Blvd., Suite 200
Columbus, Ohio 43215

614.255.3333
www.diamond-hill.com

Investment Adviser
Diamond Hill Capital Management, Inc.

Distributor
IFS Fund Distributors, Inc.

For additional information, call:
J.P. Morgan Chase Bank N.A.
TOLL FREE 888.226.5595

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Thomas E. Line is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $102,300 and $89,700 in fiscal 2007 and 2006 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees in fiscal 2007 and 2006.

(c ) Tax Fees. Fees for tax compliance and consultative services totaled $35,050 and $19,600 in fiscal 2007 and 2006, respectively.

(d)  All Other Fees. There were no other fees in fiscal 2007 and 2006.

(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $35,050 and $19,600 in 2007 and 2006, respectively.

(h) Not applicable

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

On August 18, 2005, the Board of Trustees of the Diamond Hill Funds adopted a “Policy Regarding General Shareholder Communications to the Board of Trustees of the Trust”.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for Senior Financial Officers is filed herewith

(a)(2) Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3) Not applicable.

(b) Certification required by Item 12(b) of Form N-CSR is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Diamond Hill Funds

By (Signature and Title)

/s/ James F. Laird
James F. Laird President

Date: March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James F. Laird
James F. Laird President

Date: March 6, 2008

By (Signature and Title)

/s/ Gary R. Young.
Gary R. Young. Treasurer and Chief Financial Officer

Date: March 6, 2008